Document and Entity Information (USD $)	6 Months Ended
	Jun. 30, 2011	Mar. 29, 2011	Dec. 31, 2008
Document And Entity Information
Entity Registrant Name	Ministry Partners Investment Company, LLC
Entity Central Index Key	0000944130
Document Type	S-1
Document Period End Date	Jun 30, 2011
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Is Entity a Well-known Seasoned Issuer?	No
Is Entity a Voluntary Filer?	No
Is Entity's Reporting Status Current?	Yes
Entity Filer Category	Smaller Reporting Company
Entity Public Float			$ 1,809,572
Entity Common Stock, Shares Outstanding	146,522	146,522
Document Fiscal Period Focus	Q2
Document Fiscal Year Focus	2011

Balance Sheets (Unaudited) (USD $) In Thousands	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Balance Sheets
Cash	$ 6,658	$ 7,078	$ 9,980
Loans receivable, net of allowance for loan losses	175,468	187,005	196,858
Accrued interest receivable	758	742	956
Property and equipment, net	344	400	247
Debt issuance costs	248	279	419
Other assets	345	114	294
Foreclosed assets	1,374
Total assets	185,195	195,618	208,754
Commitments and contingencies
Borrowings from financial institutions	113,315	121,809	125,759
Notes payable	60,801	62,103	69,527
Accrued interest payable	297	355	142
Other liabilities	539	489	472
Total liabilities	174,952	184,756	195,900
Series A preferred units	11,715	11,760	11,760
Class A common units	1,509	1,509	1,509
Accumulated deficit	(2,981)	(2,327)	(343)
Accumulated other comprehensive loss		(80)	(72)
Total members' equity	10,243	10,862	12,854
Total liabilities and members' equity	$ 185,195	$ 195,618	$ 208,754

Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Balance Sheets
Allowance for loan losses	$ 3,997	$ 3,997	$ 1,701
Preferred units - Series A, units authorized	1,000,000	1,000,000	1,000,000
Preferred units - Series A, units issued	117,100	117,600	117,600
Preferred units - Series A, units outstanding	117,100	117,600	117,600
Common units - Class A, units authorized	1,000,000	1,000,000	1,000,000
Common units - Class A, units issued	146,522	146,522	146,522
Common units - Class A, units outstanding	146,522	146,522	146,522

Statements of Operations (Unaudited) (USD $) In Thousands	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009
Interest income:
Interest on loans	$ 2,806	$ 2,956	$ 5,601	$ 5,936	$ 11,918	$ 14,394
Interest on interest-bearing accounts	27	32	47	70	118	308
Total interest income	2,833	2,988	5,648	6,006	12,036	14,702
Interest expense:
Borrowings from financial institutions	1,177	1,334	2,451	2,660	5,370	6,609
Notes payable	661	724	1,321	1,451	2,836	3,308
Total interest expense	1,838	2,058	3,772	4,111	8,206	9,917
Net interest income	995	930	1,876	1,895	3,830	4,785
Provision for loan losses	383	843	483	978	2,377	1,322
Net interest income after provision for loan losses	612	87	1,393	917	1,453	3,463
Non-interest income	136	1	138	58	61	13
Non-interest expenses:
Salaries and benefits	370	317	737	726	1,363	1,200
Marketing and promotion	26	16	61	18	44	35
Office occupancy					136	127
Office operations and other expenses	390	297	750	473	975	1,225
Legal and accounting	207	150	425	331	597	835
Total non-interest expenses	993	780	1,973	1,548	3,115	3,422
Income (loss) before provision for income taxes	(245)	(692)	(442)	(573)	(1,601)	54
Provision for income taxes	4	(2)	8		15
Net income (loss)	$ (249)	$ (690)	$ (450)	$ (573)	$ (1,616)	$ 54

Consolidated Statements of Equity (USD $) In Thousands, except Share data	Preferred Units	Common Units	Retained Earnings (Accumulated Deficit)	Accumulated Other Comprehensive Loss	Total
Balance, beginning of year at Dec. 31, 2008	$ 11,760	$ 1,509		$ (518)	$ 12,751
Balance, beginning of year, shares at Dec. 31, 2008	117,600	146,522
Net income (loss)			54		54
Change in value of interest rate swap				518	518
Change in value of interest rate caps				(72)	(72)
Total comprehensive income					500
Dividends on preferred units			(397)		(397)
Balance, end of year at Dec. 31, 2009	11,760	1,509	(343)	(72)	12,854
Balance, end of year, shares at Dec. 31, 2009	117,600	146,522
Net income (loss)			(1,616)		(1,616)
Change in value of interest rate caps				(73)	(73)
Total comprehensive income					(1,689)
Other comprehensive income reclassified to expense			(35)	65	30
Dividends on preferred units			(333)		(333)
Balance, end of year at Dec. 31, 2010	$ 11,760	$ 1,509	$ (2,327)	$ (80)	$ 10,862
Balance, end of year, shares at Dec. 31, 2010	117,600	146,522

Statements of Cash Flows (Unaudited) (USD $) In Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009
Statements Of Cash Flows
Net loss	$ (450)	$ (573)	$ (1,616)	$ 54
Depreciation	60	25	75	48
Amortization of deferred loan fees	(120)	(39)	(110)	(86)
Amortization of debt issuance costs	97	110	197	928
Provision for loan losses	483	978	2,377	1,322
Accretion of allowance for loan losses on restructured loans	(48)	(42)	(64)	(110)
Accretion of loan discount	(9)	(23)	(27)	(98)
Accrued interest receivable	(16)	82	214	418
Other assets	(196)	(109)	180	194
Other liabilities and accrued interest payable	(4)	(387)	191	(274)
Net cash (used in) provided by operating activities	(203)	22	1,417	2,396
Loan purchases		(303)	(925)	(10,540)
Loan originations	(4,305)	(1,185)	(7,364)	(292)
Loan sales	5,390		375	33,697
Loan principal collections, net	8,766	4,319	15,591	36,425
Purchase of property and equipment	(4)	(52)	(228)	(33)
Net cash provided by investing activities	9,847	2,779	7,449	59,257
Net change in borrowings from financial institutions	(8,494)	(1,100)	(3,950)	(59,387)
Net changes in notes payable	(1,302)	(2,217)	(7,424)	(6,247)
Debt issuance costs	(66)	(57)	(57)	(368)
Purchase of interest rate caps				(148)
Purchase of preferred units	(45)
Dividends paid on preferred units	(157)	(170)	(337)	(412)
Net cash used in financing activities	(10,064)	(3,544)	(11,768)	(66,562)
Net increase in cash	(420)	(743)	(2,902)	(4,909)
Cash at beginning of period	7,078	9,980	9,980	14,889
Cash at end of period	6,658	9,237	7,078	9,980
Interest paid	3,831	3,780	7,993	10,051
Income taxes paid			3
Change in value of market cap		(53)	73	72
Change in value of interest rate swap				(518)
Transfer of loan to foreclosed assets	$ 1,374

Summary of Significant Accounting Policies	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
Summary of Significant Accounting Policies

1.  Summary of Significant Accounting Policies

Nature of Business

Ministry Partners Investment Company, LLC (the “Company”) was incorporated in California in 1991 as a C corporation and converted to a limited liability company on December 31, 2008.  The Company is owned by a group of 12 federal and state chartered credit unions, none of which owns a majority of the voting equity units of the Company.  One of the credit unions owns only preferred units while the others own both common and preferred units.  The Company’s offices are located in Brea, California.  The Company invests in mortgage loans that benefit evangelical churches and church organizations.  The Company funds its operations primarily through the sale of debt and equity securities and through other borrowings.  Most of the Company’s loans are purchased from its largest equity investor, the Evangelical Christian Credit Union (“ECCU”), of Brea, California. The Company also originates church and ministry loans independently. Although the Company’s operations currently are conducted from its offices located in Brea, California, its mortgage loan investments cover approximately 33 states, with the largest number of loans made to California borrowers.

In 2007, the Company created a wholly-owned special purpose subsidiary, Ministry Partners Funding, LLC (“MPF”), for the purpose of warehousing church and ministry mortgages purchased from ECCU or originated by the Company for later securitization.  MPF’s loan purchasing activity continued through early 2009, after which its operations ceased and its assets, including loans, were transferred to the Company.  The Company closed down active operations of MPF effective as of December 31, 2009 but intends to maintain MPF’s existence as a Delaware limited liability company for possible future use as a financing vehicle to effect securitized debt transactions.  MPF did not securitize any of its loans and has no liabilities.

On November 13, 2009, the Company formed a wholly-owned subsidiary, MP Realty Services, Inc., a California corporation (“MP Realty”).  MP Realty provides loan brokerage and other real estate services to churches and ministries in connection with the Company’s mortgage financing activities. On February 23, 2010, the California Department of Real Estate issued MP Realty a license to operate as a corporate real estate broker.

On April 26, 2010, we formed Ministry Partners Securities, LLC, a Delaware limited liability company (“MP Securities”).  On July 6, 2010, MP Securities became a registered broker dealer firm under Section 15 of the Securities Exchange Act of 1934.  Effective as of February 14, 2011, MP Securities’ application for membership in the Financial Industry Regulatory Authority (“FINRA”) was approved.  MP Securities has been formed to provide financing solutions for churches, charitable institutions and faith-based organizations and act as a selling agent for securities offered by such entities. Once we complete the necessary action steps to commence operations, MP Securities will act as a selling agent for our debt securities and provide securities brokerage services to other credit unions and credit union service organizations and the customers and institutions they serve.

Conversion to LLC

Effective as of December 31, 2008, the Company converted its form of organization from a corporation organized under California law to a limited liability company organized under the laws of the State of California.  With the filing of Articles of Organization-Conversion with the California Secretary of State, the separate existence of Ministry Partners Investment Corporation ceased and the entity continued by operation of law under the name Ministry Partners Investment Company, LLC.

Since the conversion became effective, the Company has been managed by a group of managers that provides oversight of the Company’s affairs similar to the role and function that the Company’s Board of Directors performed under its Bylaws.  Operating like a Board of Directors, the managers have full, exclusive and complete discretion, power and authority to oversee the management of Company affairs.  Instead of Articles of Incorporation and Bylaws, management structure and governance procedures are now set forth in an Operating Agreement that has been entered into by and between the Company’s managers and members.

Principles of Consolidation

The consolidated financial statements include the accounts of Ministry Partners Investment Company, LLC and its wholly-owned subsidiaries, MPF, MP Realty and MP Securities.  All significant inter-company balances and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The allowance for loan losses represents a significant estimate by management.

Loans Receivable

Loans that management has the intent and ability to hold for the foreseeable future are reported at their outstanding unpaid principal balance adjusted for an allowance for loan losses, deferred loan fees and costs, and loan discounts. Interest income on loans is accrued on a daily basis using the interest method. Loan origination fees and costs are deferred and recognized as an adjustment to the related loan yield using the interest method or the straight-line method.  Accrued and unpaid interest associated with a restructured loan is added to the loan balance and accounted for as a discount offsetting the loan balance.  Loan discounts are accreted to interest income over the restructured term of the loans using the interest method or the straight-line method, which approximates the interest method.

The accrual of interest is discontinued at the time the loan is 90 days past due.  Past due status is based on contractual terms of the loan. In all cases, loans are placed on nonaccrual at an earlier date if collection of principal or interest is considered doubtful.

All interest accrued but not collected for loans placed on nonaccrual or charged off are reversed against interest income. The interest on these loans is accounted for on the cash basis or cost-recovery method, until qualifying for return to accrual. Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured.

Allowance for Loan Losses

The Company sets aside an allowance or reserve for loan losses through charges to earnings, which are shown in the Company’s Consolidated Statements of Operations as a provision for loan losses item.  Loan losses are charged against the allowance when management believes the uncollectability of a loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance.

The allowance for loan losses is evaluated on a regular basis by management and is based upon management’s periodic review of the collectability of the loans in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay, estimated value of any underlying collateral and prevailing economic conditions. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as more information becomes available.

The allowance consists of general and specific components. The general component covers non-classified loans and is based on historical loss experience adjusted for qualitative factors.  In establishing our allowance for loan losses, we consider significant factors that affect the collectability of the portfolio. While historical loss experience provides a reasonable starting point for the analysis, such experience by itself does not form a sufficient basis to determine the appropriate level of the allowance for loan losses. We also consider qualitative (or environmental) factors that are likely to cause estimated credit losses associated with our existing portfolio to differ from historical loss experience, including:

-	Changes in lending policies and procedures, including changes in underwriting standards and collection;

-	Changes in national, regional and local economic and business conditions and developments that affect the collectability of the portfolio;

-	Changes in the volume and severity of past due loans, the volume of nonaccrual loans, and the volume and severity of adversely classified loans;

-	Changes in the value of underlying collateral for collateral-dependent loans; and

-	The effect of credit concentrations.

These factors are adjusted on an on-going basis and have been increased  in recent  years  in light of the economic recession and credit crisis. The specific component of our allowance for loan losses relates to loans that are classified as impaired.  For such loans, an allowance is established when the discounted cash flows (or collateral value or observable market price) of the impaired loan is lower than the carrying value of that loan.

A loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect the scheduled payments of principal and interest when due according to the contractual terms of the loan agreement.  Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting future scheduled principal and interest payments when due.  Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired.  Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower's prior payment record, and the amount of the shortfall in relation to the principal and interest owed.  Impairment is measured on a loan-by-loan basis by either the present value of expected future cash flows discounted at the loan's effective interest rate, the obtainable market price, or the fair value of the collateral if the loan is collateral dependent.  When we modify the terms of a loan for a borrower that is experiencing financial difficulties, a troubled debt restructuring is deemed to have occurred and the loan is classified as impaired.  Loans or portions thereof are charged off when they are determined by management to be uncollectible.  Uncollectability is evaluated periodically on all loans classified as “Loans of lesser Quality.”  Among other variables, management will consider factors such as the financial condition of the borrower, and the value of the underlying collateral in assessing uncollectability.

In addition, the Company segregates the loan portfolio into portfolio classes for purposes of evaluating the allowance for loan losses. A portfolio class is defined as the level at which the Company develops and documents a systematic method for determining its allowance for loan losses. The portfolio classes are segregated based on loan types and the underlying risk factors present in each loan type. Such risk factors are periodically reviewed by management and revised as deemed appropriate.

Our loan portfolio consists of the following classes:

Wholly-Owned First Collateral Position. This portfolio class consists of the wholly-owned loans for which the Company possesses a senior lien on the collateral underlying the loan.

Wholly-Owned Junior Collateral Position. This portfolio class consists of the wholly-owned loans for which the Company possesses a lien on the underlying collateral that is superseded by another lien on the same collateral.  This segment also contains any loans that are not secured by any collateral.  These loans present more credit risk than loans for which the Company possesses a senior lien due to the increased risk of loss should the loan enter foreclosure.

Participations First Collateral Position. This portfolio class consists of the participated loans for which the Company possesses a senior lien on the collateral underlying the loan. Loan participations present  more credit risk than wholly-owned loans because the Company does not maintain full control over the disposition and direction of actions regarding the management and collection of the loans.  The lead lender directs most servicing and collection activities, and major actions must be coordinated and negotiated with the other participants, whose best interests regarding the loan may not align with those of the Company.

Participations Junior Collateral Position.  This portfolio class consists of the participated loans for which the Company possesses a lien on the underlying collateral that is superseded by another lien on the same collateral.  Loan participations in the junior collateral position loans have more credit risk than wholly-owned loans and participated loans where the Company possesses a senior lien on the collateral.  The increased risk is the result of the factors presented above relating to both junior lien positions and participations.

Credit Quality Indicators

The Company’s policies provide for the classification of loans that are considered to be of lesser quality as watch, substandard, doubtful, or loss assets. An asset is considered substandard if it is inadequately protected by the current net worth and paying capacity of the obligor or of the collateral pledged, if any. Substandard assets include those assets characterized by the distinct possibility that the Company will sustain some loss if the deficiencies are not corrected. Assets classified as doubtful have all of the weaknesses inherent in those classified substandard with the added characteristic that the weaknesses make collection or liquidation in full highly questionable and improbable, based on currently existing facts, conditions and values. Assets (or portions of assets) classified as loss are those considered uncollectible and of such little value that their continuance as assets is not warranted. Assets that do not expose the Company to risk sufficient to warrant classification in one of the aforementioned categories, but which possess potential weaknesses that deserve close attention, are designated as watch.

Foreclosed Assets

Assets acquired through foreclosure or other proceedings are initially recorded at fair value at the date of foreclosure less estimated costs of disposal, which establishes a new cost.  After foreclosure, valuations are periodically performed by management, and foreclosed assets held for sale are carried at the lower of cost of fair value, less estimated costs of disposal.  Any write-down to fair value at the time of transfer to foreclosed assets is charged to the allowance for loan losses.  Property is evaluated regularly to ensure that the recorded amount is supported by its current fair value and that valuation allowances to reduce the varying amount to fair value less estimated costs of disposal are recorded as necessary.  Revenue and expense from the operations of foreclosed assets and changes in the valuation allowance are included in net expenses from foreclosed assets.

Interest Rate Swaps and Caps

For asset/liability management purposes, the Company uses interest rate swaps and caps to hedge various exposures or to modify interest rate characteristics of various balance sheet accounts.  Interest rate swaps are contracts in which a series of interest rate flows are exchanged over a prescribed period.  Interest rate caps are option contracts that protect the Company from increases in short-term interest rates by entitling the Company to receive a payment when an underlying interest rate exceeds a specified strike rate.  The notional amount on which the interest payments are based is not exchanged.  These agreements are derivative instruments that convert a portion of the Company’s variable rate debt and variable rate preferred units to a fixed rate (cash flow hedges).

The effective portion of the gain or loss on a derivative designated and qualifying as a cash flow hedging instrument is initially reported as a component of other comprehensive income and subsequently reclassified into earnings in the same period or periods during which the hedged transaction affects earnings.  The ineffective portion of the gain or loss on the derivative instrument, if any, is recognized currently in earnings.

For cash flow hedges, the net settlement (upon close-out or termination) that offsets changes in the value of the hedged debt is deferred and amortized into net interest income over the life of the hedged debt.  The portion, if any, of the net settlement amount that did not offset changes in the value of the hedged asset or liability is recognized immediately in non-interest income.

Interest rate derivative financial instruments receive hedge accounting treatment only if they are designated as a hedge and are expected to be, and are, effective in substantially reducing interest rate risk arising from the assets and liabilities identified as exposing the Company to risk.  Those derivative financial instruments that do not meet specified hedging criteria would be recorded at fair value with changes in fair value recorded in income.  If periodic assessment indicates derivatives no longer provide an effective hedge, the derivative contracts would be closed out and settled, or classified as a trading activity.

Cash flows resulting from the derivative financial instruments that are accounted for as hedges of assets and liabilities are classified in the cash flow statement in the same category as the cash flows of the items being hedged.

Transfers of Financial Assets

Transfers of financial assets are accounted for as sales when control over the assets has been surrendered. Control over transferred assets is deemed to have been surrendered when (1) the assets have been isolated from the Company, (2) the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets, and (3) the Company does not maintain effective control over the transferred assets through an agreement to repurchase them before their maturity.

The Company, from time to time, sells participation interests in loans. In order to recognize the transfer of a portion of a financial asset as a sale, the transferred portion and any portion that continues to be held by the transferor must represent a participating interest, and the transfer of the participating interest must meet the conditions for surrender of control. To qualify as a participating interest (i) each portion of a financial asset must represent a proportionate ownership interest in an entire financial asset, (ii) from the date of transfer, all cash flows received from the entire financial asset must be divided proportionately among the participating interest holders in an amount equal to their share of ownership, (iii) the transfer must not involve recourse (other than standard representation and warranties) to, or subordination by, any participating interest holder, and (iv) no party has the right to pledge or exchange the entire financial asset. If the participating interest or surrender of control criteria are not met, the transaction is accounted for as a secured borrowing arrangement.

Property and Equipment

Furniture, fixtures, and equipment are stated at cost, less accumulated depreciation. Depreciation is computed on a straight-line basis over the estimated useful lives of the assets, which range from three to five years.

Debt Issuance Costs

Debt issuance costs are related to borrowings from financial institutions as well as public offerings of unsecured notes, and are amortized into interest expense over the contractual terms of the debt.

Income Taxes

Effective December 31, 2008, the Company converted from a C corporation to a California limited liability company (LLC). As a result, the stockholders of the Company became members of the LLC on the conversion date. The LLC is treated as a partnership for income tax purposes; therefore, the Company is no longer a tax-paying entity for federal or state income tax purposes, and thus no federal or state income tax is recorded in its financial statements after the date of conversion. Income and expenses of the Company are passed through to the members of the LLC for tax reporting purposes. The Company is subject to a California gross receipts fee of approximately  $12,000 per year.  Each of the Company’s subsidiaries is organized as an LLC except for MP Realty, which is organized and operated as a California corporation.  MP Realty incurred a tax loss for the year ended December 31, 2010 and recorded no provision for income taxes.

Although the Company is no longer a federal or state income tax-paying entity beginning in 2010, it is nonetheless subject to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 740, Income Taxes, for all “open” tax periods for which the statute of limitations has not yet run.  The Company uses a recognition threshold and a measurement attribute for the consolidated financial statement recognition and measurement of a tax position taken in a tax return. Benefits from tax positions are recognized in the financial statements only when it is more likely than not that the tax position will be sustained upon examination by the appropriate taxing authority that would have full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. Tax positions that previously failed to meet the more-likely-than-not recognition threshold are recognized in the first subsequent financial reporting period in which that threshold is met. Previously recognized tax positions that no longer meet the more-likely-than-not recognition threshold are derecognized in the first subsequent financial reporting period in which that threshold is no longer met.

Comprehensive Income (Loss)

Accounting principles generally accepted in the United States of America require that recognized revenue, expenses, gains and losses be included in net income (loss).  Although certain changes in assets and liabilities, such as derivatives classified as cash flow hedges, are reported as a separate component of the equity section of the balance sheet, such items, along with net income, are components of comprehensive income (loss).  Changes in the value of derivatives classified as cash flow hedges are included in interest expense as a yield adjustment in the same period in which the related interest on the hedged item affects earnings.

Employee Benefit Plan

Contributions to the qualified employee retirement plan are recorded as compensation cost in the period incurred.

Recent Accounting Pronouncements

In April 2011, the FASB amended existing guidance for assisting a creditor in determining whether a restructuring is a troubled debt restructuring (“TDR”). The amendments clarify the guidance for a creditor’s evaluation of whether it has granted a concession and whether a debtor is experiencing financial difficulties. This guidance is effective for interim and annual reporting periods beginning after June 15, 2011, and should be applied retrospectively to the beginning of the annual period of adoption. For purposes of measuring impairment on newly identified troubled debt restructurings, the amendments should be applied prospectively for the first interim or annual period beginning on or after June 15, 2011. Management has not determined the impact, if any, upon the adoption of the standard.

In May, 2011, the FASB issued an amendment to achieve common fair value measurement and disclosure requirements between U.S. and International accounting principles. Overall, the guidance is consistent with existing U.S. accounting principles; however, there are some amendments that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments in this guidance are effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of this amendment on the consolidated financial statements.

In June 2011, the FASB amended existing guidance and eliminated the option to present the components of other comprehensive income as part of the statement of changes in members’ equity. The amendment requires that comprehensive income be presented in either a single continuous statement or in a two separate consecutive statement approach. The adoption of this amendment will change the presentation of the components of comprehensive income as part of the consolidated statement of member’s equity. This amendment is effective for fiscal and interim periods beginning after December 15, 2011.

Note 1.	Summary of Significant Accounting Policies

Nature of Business

Ministry Partners Investment Company, LLC (the “Company”) was incorporated in California in 1991 as a C corporation and converted to a limited liability company on December 31, 2008.  The Company is owned by a group of 13 federal and state chartered credit unions, none of which owns a majority of the voting equity units of the Company.  Two of the credit unions own only preferred units while the others own both common and preferred units.  Offices of the Company are located in Brea, California.  The Company provides funds for real property secured loans for the benefit of evangelical churches and church organizations.  The Company funds its operations primarily through the sale of debt and equity securities and through other borrowings.  Most of the Company’s loans are purchased from its largest equity investor, the Evangelical Christian Credit Union (“ECCU”), of Brea, California. The Company also originates church and ministry loans independently. Nearly all of the Company’s business and operations currently are conducted in California and its mortgage loan investments cover approximately 33 states, with the largest number of loans made to California borrowers.

In 2007 the Company created a wholly-owned special purpose subsidiary, Ministry Partners Funding, LLC (“MPF”), for the purpose of warehousing church and ministry mortgages purchased from ECCU or originated by the Company for later securitization.  MPF’s loan purchasing activity continued through early 2010, after which its operations ceased and its assets, including loans, were transferred to the Company.  All liabilities have been paid off.  MPF is now inactive as of December 31, 2010. The Company plans to maintain MPF for possible future use as a financing vehicle to effect securitized debt transactions.  MPF did not securitize any of its loans.

On November 13, 2009, the Company formed a wholly-owned subsidiary, MP Realty Services, Inc., a California corporation (“MP Realty”).  MP Realty will provide loan brokerage and other real estate services to churches and ministries in connection with the Company’s mortgage financing activities. On February 23, 2010, the California Department of Real Estate issued MP Realty a license to operate as a corporate real estate broker.

On April 26, 2010, the Company formed Ministry Partners Securities, LLC, a Delaware limited liability company (“MP Securities”).  Effective as of July 14, 2010, MP Securities was qualified to transact business in the State of California.  MP Securities intends to register as a broker dealer firm with the U.S. Securities and Exchange Commission and has applied for membership with the Financial Industry Regulatory Authority (“FINRA”).  As a member of FINRA, MP Securities will provide financing solutions for churches, charitable institutions, and faith-based organizations, as well as act as an underwriter and selling agent for securities offered by such entities.  MP Securities will also offer debt securities, as well as provide securities brokerage and underwriting services to other credit unions and credit service organizations, and the customers and institutions they serve.  MP Securities will also provide consulting and advisory services to churches and religious organizations that need assistance in their efforts to gain access to and/or raise funds for the acquisition of, development, construction, rehabilitation, and refinancing of land, buildings, and other facilities.  On March 2, 2011, FINRA approved MP Securities’ membership application.

Conversion to LLC

Effective as of December 31, 2008, the Company has converted its form of organization from a corporation organized under California law to a limited liability company organized under the laws of the State of California.  With the filing of Articles of Organization-Conversion with the California Secretary of State, the separate existence of Ministry Partners Investment Corporation ceased and the entity continued by operation of law under the name Ministry Partners Investment Company, LLC.
By operation of law, the converted entity continued with all of the rights, privileges and powers of the corporate entity and is managed by a group of managers that previously served as the Board of Directors.  The executive officers and key management team remained intact.  The converted entity by operation of law possessed all of the properties and assets of the converted corporation and remains responsible for all of the notes, debts, contract claims and obligations of the converted corporation.

With the conversion to the limited liability company form of organization, the Company has combined in a single entity the best features of other organizational structures, thereby permitting the owners to obtain the benefit of a corporate limited liability shield, the pass-through tax and distribution benefits of a partnership, the avoidance of a corporate level tax and the flexibility of making allocations of profit, loss and distributions offered by  partnership treatment under the Internal Revenue Code.

Since the conversion became effective, the Company is managed by a group of managers that provides oversight of the affairs and carries out their duties similar to the role and function that the Board of Directors performed under the previous bylaws.  Operating like a Board of Directors, the managers have full, exclusive and complete discretion, power and authority to oversee the management of Company affairs.  Instead of Articles of Incorporation and Bylaws, management structure and governance procedures are now governed by the provisions of an Operating Agreement that has been entered into by and between the Company’s managers and members.

Principles of Consolidation

The consolidated financial statements include the accounts of Ministry Partners Investment Company, LLC and its wholly-owned subsidiaries, MPF, MP Realty and MP Securities.  All significant inter-company balances and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The allowance for loan losses represents a significant estimate by management.

Loans Receivable

Loans that management has the intent and ability to hold for the foreseeable future are reported at their outstanding unpaid principal balance adjusted for an allowance for loan losses, deferred loan fees and costs, and loan discounts. Interest income on loans is accrued on a daily basis using the interest method. Loan origination fees and costs are deferred and recognized as an adjustment to the related loan yield using the straight-line method, which results in an amortization that is materially the same as the interest method.  Loan discounts represent an offset against interest accrued and unpaid which has been added to loans that have been restructured.  Loan discounts are accreted to interest income over the restructured term of the loans using the straight-line method, which approximates the interest method.

The accrual of interest is discontinued at the time the loan is 90 days past due.  Past due status is based on contractual terms of the loan. In all cases, loans are placed on nonaccrual or charged off at an earlier date if collection of principal or interest is considered doubtful.

All interest accrued but not collected for loans that are placed on nonaccrual or charged off are reversed against interest income. The interest on these loans is accounted for on the cash basis or cost-recovery method, until qualifying for return to accrual. Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured.

Allowance for Loan Losses

The Company sets aside an allowance or reserve for loan losses through charges to earnings, which are shown in the Company’s Consolidated Statements of Operations as the provision for loan losses.  Loan losses are charged against the allowance when management believes the uncollectability of a loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance.

The allowance for loan losses is evaluated on a regular basis by management and is based upon management’s periodic review of the collectability of the loans in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay, estimated value of any underlying collateral and prevailing economic conditions. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as more information becomes available.

The allowance consists of general and specific components. The general component covers non-classified loans and is based on historical loss experience adjusted for qualitative factors.  The specific component relates to loans that are classified as impaired.  For such loans, an allowance is established when the discounted cash flows (or collateral value or observable market price) of the impaired loan is lower than the carrying value of that loan.

A loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect the scheduled payments of principal and interest when due according to the contractual terms of the loan agreement.  Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting future scheduled principal and interest payments when due.  Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired.  Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower's prior payment record, and the amount of the shortfall in relation to the principal and interest owed.  Impairment is measured on a loan-by-loan basis by either the present value of expected future cash flows discounted at the loan's effective interest rate, the obtainable market price, or the fair value of the collateral if the loan is collateral dependent.  Loans for which the terms have been modified and for which the borrower is experiencing financial difficulties are considered troubled debt restructurings and are classified as impaired.  Troubled debt restructurings are measured at the present value of estimated future cash flows using the loan’s effective rate at inception.

In addition, the Company segregates the loan portfolio into portfolio segments for purposes of evaluating the allowance for loan losses. A portfolio segment is defined as the level at which the Company develops and documents a systematic method for determining its allowance for loan losses. The portfolio segments are segregated based on loan types and the underlying risk factors present in each loan type. Such risk factors are periodically reviewed by management and revised as deemed appropriate.

Our loan portfolio is segregated into the following portfolio segments:

Wholly-Owned First Collateral Position. This portfolio segment consists of the wholly owned loans for which the Company possesses a senior lien on the collateral underlying the loan.

Wholly-Owned Junior Collateral Position. This portfolio segment consists of the wholly owned loans for which the Company possesses a lien on the underlying collateral that is superseded by another lien on the same collateral.  This segment also contains any loans that are not secured by any collateral.  These loans present more credit risk than loans for which the Company possesses a senior lien due to the increased risk of loss should the loan enter foreclosure.

Participations First Collateral Position. This portfolio segment consists of the participated loans for which the Company possesses a senior lien on the collateral underlying the loan. Loan participations present  more credit risk than wholly owned loans because the Company does not maintain full control over the disposition and direction of actions regarding the management and collection of the loans.  The lead lender directs most servicing and collection activities, and major actions must be coordinated and negotiated with the other participants, whose best interests regarding the loan may not align with those of the Company.

Participations Junior Collateral Position.     This portfolio segment consists of the participated loans for which the Company possesses a lien on the underlying collateral that is superseded by another lien on the same collateral.  Loan participations in the junior collateral position loans have more credit risk than wholly owned loans and participated loans where the Company possesses a senior lien on the collateral.  The increased risk is the result of the factors presented above relating to both junior lien positions and participations.

Credit Quality Indicators

The Company’s policies provide for the classification of loans that are considered to be of lesser quality as watch, substandard, doubtful, or loss assets. An asset is considered substandard if it is inadequately protected by the current net worth and paying capacity of the obligor or of the collateral pledged, if any. Substandard assets include those assets characterized by the distinct possibility that the Company will sustain some loss if the deficiencies are not corrected. Assets classified as doubtful have all of the weaknesses inherent in those classified substandard with the added characteristic that the weaknesses make collection or liquidation in full highly questionable and improbable, based on currently existing facts, conditions and values. Assets (or portions of assets) classified as loss are those considered uncollectible and of such little value that their continuance as assets is not warranted. Assets that do not expose the Company to risk sufficient to warrant classification in one of the aforementioned categories, but which possess potential weaknesses that deserve close attention, are designated as watch.

Interest Rate Swaps and Caps

For asset/liability management purposes, the Company uses interest rate swaps and caps to hedge various exposures or to modify interest rate characteristics of various balance sheet accounts.  Interest rate swaps are contracts in which a series of interest rate flows are exchanged over a prescribed period.  Interest rate caps are option contracts that protect the Company from increases in short-term interest rates by entitling the Company to receive a payment when an underlying interest rate exceeds a specified strike rate.  The notional amount on which the interest payments are based is not exchanged.  These agreements are derivative instruments that convert a portion of the Company’s variable rate debt and variable rate preferred units to a fixed rate (cash flow hedges).

The effective portion of the gain or loss on a derivative designated and qualifying as a cash flow hedging instrument is initially reported as a component of other comprehensive income and subsequently reclassified into earnings in the same period or periods during which the hedged transaction affects earnings.  The ineffective portion of the gain or loss on the derivative instrument, if any, is recognized currently in earnings.

For cash flow hedges, the net settlement (upon close-out or termination) that offsets changes in the value of the hedged debt is deferred and amortized into net interest income over the life of the hedged debt.  The portion, if any, of the net settlement amount that did not offset changes in the value of the hedged asset or liability is recognized immediately in non-interest income.

Interest rate derivative financial instruments receive hedge accounting treatment only if they are designated as a hedge and are expected to be, and are, effective in substantially reducing interest rate risk arising from the assets and liabilities identified as exposing the Company to risk.  Those derivative financial instruments that do not meet specified hedging criteria would be recorded at fair value with changes in fair value recorded in income.  If periodic assessment indicates derivatives no longer provide an effective hedge, the derivative contracts would be closed out and settled, or classified as a trading activity.

Cash flows resulting from the derivative financial instruments that are accounted for as hedges of assets and liabilities are classified in the cash flow statement in the same category as the cash flows of the items being hedged.

Transfers of Financial Assets

Transfers of financial assets are accounted for as sales when control over the assets has been surrendered.  Control over transferred assets is deemed to be surrendered when (1) the assets have been isolated from the Company, (2) the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets, and (3) the Company does not maintain effective control over the transferred assets through an agreement to repurchase them before their maturity.

Property and Equipment

Furniture, fixtures, and equipment are stated at cost, less accumulated depreciation. Depreciation is computed on a straight-line basis over the estimated useful lives of the assets, which range from three to five years.

Debt Issuance Costs

Debt issuance costs are related to borrowings from financial institutions as well as public offerings of unsecured notes, and are amortized into interest expense over the contractual terms of the debt.

Income Taxes

Effective December 31, 2008, the Company converted from a C corporation to a California limited liability company (LLC). As a result, the stockholders of the Company became members of the LLC on the conversion date. The LLC is treated as a partnership for income tax purposes; therefore, the Company will no longer be a tax-paying entity for federal or state income tax purposes, and thus no federal or state income tax will be recorded in the financial statements after the date of conversion. Income and expenses of the Company are passed through to the members of the LLC for tax reporting purposes. The Company is subject to a California gross receipts fee of approximately  $12,000 per year for years ending on and after December 31, 2009.  The Company’s subsidiaries are LLCs except for MP Realty, a California corporation.  MP Realty incurred a tax loss for the year ended December 31, 2010 and recorded no provision for income taxes.

Although the Company is no longer a federal or state income tax-paying entity beginning in 2010, it is nonetheless subject to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 740, Income Taxes, for all “open” tax periods for which the statute of limitations has not yet run.  The Company uses a recognition threshold and a measurement attribute for the consolidated financial statement recognition and measurement of a tax position taken in a tax return. Benefits from tax positions are recognized in the financial statements only when it is more likely than not that the tax position will be sustained upon examination by the appropriate taxing authority that would have full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. Tax positions that previously failed to meet the more-likely-than-not recognition threshold are recognized in the first subsequent financial reporting period in which that threshold is met. Previously recognized tax positions that no longer meet the more-likely-than-not recognition threshold are derecognized in the first subsequent financial reporting period in which that threshold is no longer met.

Comprehensive Income (Loss)

Accounting principles generally accepted in the United States of America require that recognized revenue, expenses, gains and losses be included in net income (loss).  Although certain changes in assets and liabilities, such as derivatives classified as cash flow hedges, are reported as a separate component of the equity section of the balance sheet, such items, along with net income, are components of comprehensive income (loss).  Changes in the value of derivatives classified as cash flow hedges are included in interest expense as a yield adjustment in the same period in which the related interest on the hedged item affects earnings.

Employee Benefit Plan

Contributions to the qualified employee retirement plan are recorded as compensation cost in the period incurred.

Recent Accounting Pronouncements

FASB Accounting Standards Update (ASU) No. 2010-06, Fair Value Measurements and Disclosures (Topic 820)—Improving Disclosures About Fair Value Measurements requires expanded disclosures related to fair value measurements including (i) the amounts of significant transfers of assets or liabilities between Levels 1 and 2 of the fair value hierarchy and the reasons for the transfers, (ii) the reasons for transfers of assets or liabilities in or out of Level 3 of the fair value hierarchy, with significant transfers disclosed separately, (iii) the policy for determining when transfers between levels of the fair value hierarchy are recognized and (iv) for recurring fair value measurements of assets and liabilities in Level 3 of the fair value hierarchy, a gross presentation of information about purchases, sales, issuances and settlements. ASU 2010-06 further clarifies that (i) fair value measurement disclosures should be provided for each class of assets and liabilities (rather than major category), which would generally be a subset of assets or liabilities within a line item in the consolidated balance sheet and (ii) entities should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements for each class of assets and liabilities included in Levels 2 and 3 of the fair value hierarchy. The disclosures related to the gross presentation of purchases, sales, issuances and settlements of assets and liabilities included in Level 3 of the fair value hierarchy will be required for the Company beginning January 1, 2011. The remaining disclosure requirements and clarifications made by ASU 2010-06 became effective for the Company on January 1, 2010. See Note 15, “Fair Value”.

FASB ASU No. 2010-20, Receivables (Topic 310): Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses, was issued on July 21, 2010 and requires significant new disclosures about the allowance for credit losses and the credit quality of  financing receivables. The requirements are intended to enhance transparency regarding credit losses and the credit quality of loan and lease receivables. Under this statement, entities are required to provide more information about the credit quality of their financing receivables in the disclosures to consolidated financial statements, such as aging information and credit quality indicators.  Both new and existing disclosures must be disaggregated by portfolio segment or class.  The disaggregation of information is based on how an entity develops its allowance for credit losses and how it manages its credit exposure. This ASU is effective for interim and annual reporting periods ending after December 15, 2010. The Company has included these disclosures in the Note 3, “Loans”.

FASB ASU No. 2011-01, Receivables (Topic 310): Deferral of the Effective Date of Disclosures about Troubled Debt Restructurings in Update No. 2010-20, was issued in January 2011. ASU 2011-01 temporarily delays the effective date of the disclosures about troubled debt restructurings in Update 2010-20 for public entities. The delay is intended to allow the Company time to complete its deliberations on what constitutes a troubled debt restructuring. The effective date of the new disclosures about troubled debt restructurings and the guidance for determining what constitutes a troubled debt restructuring will then be coordinated. Currently, that guidance is anticipated to be effective for the Company for interim and annual periods ending after June 15, 2011.

Related Party Transactions	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
Related Party Transactions

2.  Related Party Transactions

We maintain most of our cash funds at ECCU, our largest equity investor. Total funds held with ECCU were  $6.4 million and  $5.6 million at June 30, 2011 and December 31, 2010, respectively. Interest earned on funds held with ECCU totaled  $46.1 thousand and  $65.4 thousand for the six months ended June 30, 2011 and 2010, respectively.

We lease physical facilities and purchase other services from ECCU pursuant to a written lease and services agreement. Charges of  $56.4 thousand and  $97.1 thousand for the six months ended June 30, 2011 and 2010, respectively, were incurred for these services and are included in office operations expense. The method used to arrive at the periodic charge is based on the fair market value of services provided.  We believe that this method is reasonable.

In accordance with a mortgage loan purchase agreement entered into by and between us and ECCU, we purchased  $302.7 thousand of loans from ECCU during the six months ended June 30, 2010.  With regards to loans purchased from ECCU, we recognized  $4.0 million and  $5.1 million of interest income on loans purchased from ECCU during the six months ended June 30, 2011 and 2010, respectively.  ECCU currently acts as the servicer for 112 of our 135 loans.  Per our loan servicing agreement with ECCU, a servicing fee of 50 to 65 basis points is deducted from the interest payments we receive on the wholly-owned loans that ECCU services for us.  We are not charged a servicing fee on the loan participations we purchase from ECCU.  The majority of the loan participations purchased from ECCU have pass-through rates which are 50 to 75 basis points lower than the loan contractual rate. On a limited number of  loan participation interests we purchased from ECCU, representing  $27.5 million of loans at June 30, 2011, the pass-through rate is lower than the contractual rate by as much as 238 basis points.  We negotiate with ECCU on a loan by loan basis the pass-through interest rate.  At June 30, 2011, our investment in wholly owned loans serviced by ECCU totaled  $90.7 million, while our investment in loan participations serviced by ECCU totaled  $54.2 million.  From time to time, we pay fees for additional services ECCU provides for servicing our loans.  These fees amounted to  $7.4 thousand during the six months ended June 30, 2010.  We did not pay any of these additional fees to ECCU during the six months ended June 30, 2011.  There are no loans held by MPF as of June 30, 2011 and December 31, 2010.

On December 14, 2007, the Board of Directors appointed R. Michael Lee to serve as a Company director.  Mr. Lee formerly served as President, Midwest Region, of Members United Corporate Federal Credit Union (“Members United”), which was one of our credit facility lenders.  For more detailed information regarding our borrowings from Members United, please see Note 4 below.  In addition, Mark G. Holbrook, the Chairman of our Board of Managers, is a full time employee of ECCU.

Note 2.	Related Party Transactions

The Company maintains most of its cash at Evangelical Christian Credit Union (“ECCU”). Total funds held with ECCU were  $5.6 million and  $5.9 million at December 31, 2010 and 2009, respectively. Interest earned on these funds totaled approximately  $111.2 thousand and  $303.7 thousand for the years ended December 31, 2010 and 2009, respectively.

The Company leases physical facilities from ECCU pursuant to an Office Lease dated November 4, 2009, and purchases other services from ECCU. Charges of approximately  $216.4 thousand and  $197.6 thousand for the years ended December 31, 2010 and 2009, respectively, were made for these services All of these are included in Office Operations expense. The method used to arrive at the periodic charge is based on the fair market value of services provided. Management believes that such method is reasonable.

In accordance with a mortgage loan purchase arrangement between the Company and ECCU, the Company purchased  $925 thousand and  $10.5 million of loans from ECCU during the years ended December 31, 2010 and 2009, respectively.  This includes  $105.0 thousand purchased by MPF during the year ended December 31, 2009.  The Company recognized  $9.9 million and  $13.0 million of interest income on loans purchased from ECCU during the years ended December 31, 2010 and 2009, respectively.  ECCU retains the servicing rights on loans it sells to the Company.  The Company paid loan servicing fees to ECCU of  $36.3 and  $593.3 thousand in the years ended December 31, 2010 and 2009, respectively.

From time to time, the Company or its wholly-owned subsidiary, MPF, has sold mortgage loan investments to ECCU in isolated sales for short term liquidity purposes.  The Company or MPF also has sold loans to other credit unions.  Federal credit union regulations require that a borrower must be a member of a participating credit union in order for a loan participation to be an eligible investment for a federal chartered credit union.  ECCU has from time to time repurchased from the Company fractional participations in the loan investments which ECCU already services, usually around 1% of the loan balance, to facilitate compliance with National Credit Union Association (“NCUA”) rules when participations in those loans were sold to federal credit unions.  During the year ended December 31, 2009,  $145.2 thousand in loan participation interests were sold to ECCU.  During the year ended December 31, 2009, an additional  $2.2 million of whole loans were sold back to ECCU. Each sale or purchase of a mortgage loan investment or participation interest was consummated under our Related Party Transaction Policy that has been adopted by our managers.  No gain or loss was incurred on these sales. No whole loans or loan participations were sold to ECCU during the year ended December 31, 2010.

On December 14, 2007, the Board of Directors appointed R. Michael Lee to serve as a Company director.  Mr. Lee serves as Vice President Member Relations, Midwest Region, of Members United Corporate Federal Credit Union (“Members United”).  See Note 6 for information regarding the Company’s borrowings from Members United.  The Company has  $116 thousand on deposit with Members United as of December 31, 2010, which is pledged as security for the Members United borrowings.

On May 19, 2009, the Company sold  $19.3 million of loans at par to Western Federal Credit Union, which is an equity holder of the Company’s Class A Units.  Proceeds from the sale were used to pay down the credit facility provided by BMO Capital Markets (the “BMO Facility”).

From time to time, managers and management have purchased investor notes from the Company. Investor notes payable to related parties total $318 thousand at December 31, 2010.

Loans Receivable and Allowance for Loan Losses	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
Loans Receivable and Allowance for Loan Losses

3.  Loans Receivable and Allowance for Loan Losses

We originate church mortgage loans, participate in church mortgage loans made by ECCU, and also purchase entire church mortgage loans from ECCU.  The loans fall into four classes:  whole loans for which the Company possesses the first collateral position, whole loans that are either unsecured or for which the Company possesses a junior collateral position, participated loans for which the Company possesses the first collateral position, and participated loans for which the Company possesses a junior collateral position.  All of the loans are made to various evangelical churches and related organizations, primarily to purchase, construct or improve facilities. Loan maturities extend through 2021. Loans yielded a weighted average of 6.40% as of June 30, 2011, compared to a weighted average yield of 6.35% as of June 30, 2010.

Allowance for Loan Losses

An allowance for loan losses of  $3.2 million as of June 30, 2011 and  $4.0 million as of December 31, 2010 has been established for loans receivable. We recorded a partial charge-off on one of our mortgage loan investments in June, 2011. Management believes that the allowance for loan losses as of June 30, 2011 and December 31, 2010 is appropriate. Changes in the allowance for loan losses are as follows for the three and six months ended June 30, 2011 and the year ended December 31:

	3 Months Ended	Six Months Ended	Year Ended
	June 30, 2011	June 30, 2011	December 31, 2010

Balance, beginning of period	$4,079	$3,997	$1,701
Provisions for loan loss	383	483	2,377
Chargeoffs	(1,279)	(1,279)	--
Recoveries	--	--	--
Accretion of allowance related to
restructured loans	$(30)	(48)	(81)

Balance, end of period	$3,153	$3,153	$3,997

Non-Performing Loans

Non-performing loans include non-accrual loans, loans 90 days or more past due and still accruing, and restructured loans.  Non-accrual loans represent loans on which interest accruals have been discontinued.  Restructured loans are loans in which the borrower has been granted a concession on the interest rate or the original repayment terms due to financial distress. Non-performing loans are closely monitored on an ongoing basis as part of our loan review and work-out process.  The potential risk of loss on these loans is evaluated by comparing the loan balance to the fair value of any underlying collateral or the present value of projected future cash flows.  The following is a summary of our nonperforming loans:

	June 30	December 31	June 30
	2011	2010	2010

Impaired loans with an allowance for loan loss	$19,925	$22,563	$20,519
Impaired loans without an allowance for loan loss	4,398	4,444	7,765
Total impaired loans	$24,323	$27,007	$28,284

Allowance for loan losses related to impaired loans	$2,186	$3,274	$2,050

Total non-accrual loans	$24,323	$27,007	$22,480

Total loans past due 90 days or more and still accruing	--	--	--

We had fifteen nonaccrual loans as of June 30, 2011, up from fourteen nonaccrual loans at December 31, 2010.  During the three month period ended June 30, 2011, the Company completed foreclosure proceedings on a loan participation interest it acquired from ECCU.  Prior to this foreclosure sale, the Company had never foreclosed on or taken a charge-off on a mortgage loan investment it had acquired.  Additionally, we have three loans totaling  $6.6 million that are the subject of foreclosure proceedings. We have established a reserve totaling  $919 thousand for these three loans.

Our portfolio consists of one segment – church loans.  Loans by portfolio segment, and the related allowance for loan loss for each segment, are presented below as of June 30, 2011 and December 31, 2010.  Loans and the allowance for loan losses are further segregated by impairment methodology.

Loans and Allowance for Loan Losses (by segment)
As of

	June 30, 2011	December 31, 2010

Loans:

Balance	$179,568	$191,777

Individually evaluated
for impairment	$24,323	$27,007

Collectively
evaluated for impairment	$155,245	$167,770

Allowance for loan losses:

Balance	$3,153	$3,997

Individually evaluated
for impairment	$2,186	$3,274

Collectively
evaluated for impairment	$967	$723

The following table is a summary of the loan portfolio credit quality indicators by loan class at June 30, 2011, which is the date on which the information was updated for each credit quality indicator:

Credit Quality Indicators (by class)
As of June 30, 2011

	Wholly-Owned First	Wholly-Owned Junior	Participation First	Participation Junior	Total

Grade:
Pass	$95,705	$11,978	$41,634	$-	$149,317
Watch	4,865	3,180	4,922	1,006	13,973
Substandard	8,345	1,387	-	-	9,732
Doubtful	-	-	6,546	-	6,546
Loss	-	-	-	-	-
Total	$108,915	$16,545	$53,102	$1,006	$179,568

The following table is a summary of the loan portfolio credit quality indicators by loan class at June 30, 2011, which is the date on which the information was updated for each credit quality indicator.  The following table sets forth certain information with respect to the Company’s loan portfolio delinquencies by loan class and amount at June 30, 2011:

Age Analysis of Past Due Loans (by class)
As of June 30, 2011

							Recorded
			Greater				Investment
	30-59 Days	60-89 Days	Than	Total		Total	90 Days or more
	Past Due	Past Due	90 Days	Past Due	Current	Loans	and Accruing

Church loans:
Wholly-Owned First	$6,038	$-	$4,235	$10,273	$98,642	$108,915	$-
Wholly-Owned Junior	3,887	-	722	4,609	11,936	16,545	-
Participation First	-	-	6,546	6,546	46,556	53,102	-
Participation Junior	-	-	-	-	1,006	1,006	-
Total	$9,925	$-	$11,503	$21,428	$158,140	$179,568	$-

The following tables present the recorded investment in impaired loans by loan class at June 30, 2011 and December 31, 2010:

Impaired Loans (by class)
June 30, 2011

		Unpaid
	Recorded	Principal	Related
	Investment	Balance	Allowance

With no related allowance recorded:
Church loans:
Wholly-Owned First	$1,684	$1,690	$-
Wholly-Owned Junior	-	-	-
Participation First	2,708	2,744	-
Participation Junior	-	-	-

With an allowance recorded:
Church loans:
Wholly-Owned First	10,824	11,638	903
Wholly-Owned Junior	4,520	4,571	363
Participation First	3,838	3,917	919
Participation Junior	-	-	-

Total:
Church loans	$23,574	$24,560	$2,185

Impaired Loans (by class)
December 31, 2010

		Unpaid
	Recorded	Principal	Related
	Investment	Balance	Allowance

With no related allowance recorded:
Church loans:
Wholly-Owned First	$1,694	$1,701	$-
Wholly-Owned Junior	-	-	-
Participation First	2,744	2,744	-
Participation Junior	-	-	-

With an allowance recorded:
Church loans:
Wholly-Owned First	10,957	11,502	925
Wholly-Owned Junior	4,534	4,569	383
Participation First	6,492	6,491	1,966
Participation Junior	-	-	-

Total:
Church loans	$26,421	$27,007	$3,274

The following tables present the average recorded investment in impaired loans and the related interest income for the three and six months ended June 30, 2011, as well as the year ended December 31, 2010:

Impaired Loans (by class)
For the Six Months Ended June 30, 2011

	Average	Interest
	Recorded	Income
	Investment	Recognized

With no related allowance recorded:
Church loans:
Wholly-Owned First	$1,687	$51
Wholly-Owned Junior	-	-
Participation First	2,744	-
Participation Junior	-	-

With an allowance recorded:
Church loans:
Wholly-Owned First	10,942	140
Wholly-Owned Junior	4,527	100
Participation First	3,917	-
Participation Junior	-	-

Total:
Church loans	$23,817	$291

Impaired Loans (by class)
For the Three Months Ended June 30, 2011

	Average	Interest
	Recorded	Income
	Investment	Recognized

With no related allowance recorded:
Church loans:
Wholly-Owned First	$1,690	$26
Wholly-Owned Junior	-	-
Participation First	2,744	-
Participation Junior	-	-

With an allowance recorded:
Church loans:
Wholly-Owned First	10,941	59
Wholly-Owned Junior	4,529	44
Participation First	3,917	-
Participation Junior	-	-

Total:
Church loans	$23,821	$129

Impaired Loans (by class)
For the Year Ended December 31, 2010

	Average	Interest
	Recorded	Income
	Investment	Recognized

With no related allowance recorded:
Church loans:
Wholly-Owned First	$1,694	$137
Wholly-Owned Junior	-	-
Participation First	2,744	-
Participation Junior	-	-

With an allowance recorded:
Church loans:
Wholly-Owned First	10,947	532
Wholly-Owned Junior	4,465	267
Participation First	6,496	37
Participation Junior	-	-

Total:
Church loans	$26,346	$973

A summary of nonaccrual loans by loan class at June 30, 2011 is as follows:

Loans on Nonaccrual Status (by class)
As of June 30, 2011

Church loans:
Wholly-Owned First	$13,209
Wholly-Owned Junior	4,567
Participation First	6,547
Participation Junior	-

Total	$24,323

No additional funds were committed to be advanced in connection with impaired loans as of June 30, 2011.

Note 3.	Loans

A summary of loans as of December 31 follows:

	2010	2009
Loans to evangelical churches and
related organizations:
Real estate secured	$190,928	$194,068
Construction	--	3,052
Unsecured	849	2,002

Total Loans	$191,777	$199,122

Deferred loan fees, net	(175)	(141)
Loan discount	(600)	(422)
Allowance for loan losses	(3,997)	(1,701)

Loans, net	$187,005	$196,858

The loans fall into four segments:  whole loans for which the Company possesses the first collateral position, whole loans that are either unsecured or for which the Company possesses a junior collateral position, participated loans for which the Company possesses the first collateral position, and participated loans for which the Company possesses a junior collateral position.  All of the loans are made to various evangelical churches and related organizations, primarily to purchase, construct or improve facilities. Loan maturities extend through 2021. The loans earn interest at rates between 3.60% and 8.50%, with a weighted average yield of 6.44% as of December 31, 2010.

Allowance for Loan Losses

The Company has had no experience of loan loss. Management believes that the allowance for loan losses as of December 31, 2010 and 2009 is appropriate. Changes in the allowance for loan losses are as follows for the years ended December 31:

	2010	2009

Balance, beginning of year	$1,701	$489
Provisions for loan losses	2,377	1,322
Accretion of allowance related to
restructured loans	(81)	(110)

Balance, end of year	$3,997	$1,701
Impaired Loans

Information about impaired loans for the years ended December 31 is as follows:

	2010	2009
Impaired loans with an
allowance for loan losses	$22,563	$8,215
Impaired loans without an
allowance for loan losses	4,444	22,314

Total impaired loans	$27,007	$30,529

Allowance for loan losses related to
impaired loans	3,274	809

Total non-accrual loans	27,007	25,337
Total loans past due 90 days or more
and still accruing	--	--

	2010	2009

Average investment in impaired loans	$26,346	$18,381

Interest income recognized on impaired loans	$1,000	$799
Interest income recognized on impaired loans attributable to their change in present value	64	113
Total interest income recognized on impaired loans	$1,064	$912

Loans by portfolio segment, and the related allowance for loan loss for each segment, are presented below as of December 31, 2010.  Loans and the allowance for loan losses are further segregated by impairment methodology.

Loans and Allowance for Loan Losses (by segment)
As of December 31, 2010

Church Loans

Loans:

Balance	$191,777

Individually evaluated
for impairment	$27,007

Collectively
evaluated for impairment	$167,770

Allowance for loan losses:

Balance	$3,997

Individually evaluated
for impairment	$3,274

Collectively
evaluated for impairment	$723

The following table is a summary of the loan portfolio credit quality indicators by loan class at December 31, 2010, which is the date on which the information was updated for each credit quality indicator:

Credit Quality Indicators (by class)
As of December 31, 2010
	Wholly Owned First	Wholly Owned Junior	Participation First	Participation Junior

Grade:
Pass	$98,774	$14,106	$47,586	$1,622
Watch	4,883	3,411	-	-
Substandard	8,320	1,159	2,682	-
Doubtful	-	-	9,235	-
Loss	-	-	-	-
Total	$111,977	$18,676	$59,503	$1,622

The following table sets forth certain information with respect to the Company's loan portfolio delinquencies by loan class and amount at December 31, 2010:

Age Analysis of Past Due Loans (by class)
As of December 31, 2010

							Recorded
			Greater				Investment
	30-59 Days	60-89 Days	Than	Total		Total	90 Days or more
	Past Due	Past Due	90 Days	Past Due	Current	Loans	and Accruing

Church loans:
Wholly Owned First	$7,105	$1,098	$4,132	$12,334	$99,642	$111,976	$-
Wholly Owned Junior	433	-	216	649	18,027	18,676	-
Participation First	5,315	-	9,235	14,550	44,953	59,503	-
Participation Junior	-	-	-	-	1,622	1,622	-

Total	$12,853	$1,098	$13,583	$27,533	$164,244	$191,777	$-

The following table is a summary of impaired loans by loan class at December 31, 2010.  The recorded investment in impaired loans reflects the balances in the financials statements, whereas the unpaid principal balance reflects the balances before partial chargeoffs:

Impaired Loans (by class)
For the Year Ended December 31, 2010

		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
	Investment	Balance	Allowance	Investment	Recognized

With no related allowance recorded:
Church loans:
Wholly Owned First	$1,694	$1,701	$-	1,694	137
Wholly Owned Junior	-	-	-	-	-
Participation First	2,744	2,744	-	2,744	-
Participation Junior	-	-	-	-	-

With an allowance recorded:
Church loans:
Wholly Owned First	10,957	11,502	925	10,947	532
Wholly Owned Junior	4,534	4,569	383	4,465	267
Participation First	6,492	6,491	1,966	6,496	37
Participation Junior	-	-	-	-	-

Total:
Church loans	$26,421	$27,007	$3,274	$26,346	$973

A summary of nonaccrual loans by loan class at December 31, 2010 is as follows:

Loans on Nonaccrual Status (by class)
As of December 31, 2010

Church loans:
Wholly Owned First	$13,203
Wholly Owned Junior	4,569
Participation First	9,235
Participation Junior	-

Total	$27,007
No additional funds were committed to be advanced in connection with impaired loans as of December 31, 2010 or 2009.

Premises and Equipment	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
Premises and Equipment
Note 4.	Premises and Equipment

Premises and equipment consist of the following at December 31:

	2010	2009

Furniture and office equipment	$294	$270
Computer system	221	17
Leasehold improvements	25	25

	540	312
Less accumulated depreciation and amortization	(140)	(65)

	$400	$247

Depreciation and amortization expense for the years ended December 31, 2010 and 2009 amounted to $75 thousand and $48 thousand, respectively.

Foreclosed Assets	6 Months Ended
Jun. 30, 2011
Notes to Financial Statements
Foreclosed Assets

4. Foreclosed Assets

Foreclosed assets consist of one property acquired in satisfaction of a secured loan.  The property had a carrying value of  $1,372 at June 30, 2011, and no valuation allowance.  No expenses or charge-offs were recorded against the foreclosed property.

Line of Credit and Other Borrowings	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
Line of Credit and Other Borrowings

5.  Line of Credit and Other Borrowings

Members United Facilities

On October 12, 2007, the Company entered into two note and security agreements with Members United. Members United is a federally chartered credit union located in Warrenville, Illinois, which provides financial services to member credit unions. One note and security agreement is for a secured  $10 million revolving line of credit, which is referred to as the “ $10 Million LOC,” and the other is for a secured  $50 million revolving line of credit.  The latter was amended on May 8, 2009 to allow the Company to borrow up to  $100 million through the revolving line of credit. The Company refers to this as the “ $100 Million CUSO Line.” Both credit facilities are secured by certain mortgage loans. The Company intends to use the  $10 Million LOC for short-term liquidity purposes and the  $100 Million CUSO Line for mortgage loan investments.  The Company may use proceeds from either loan to service other debt securities.

On August 27, 2008, the Company borrowed the entire  $10 million available on the  $10 Million LOC at a rate of 3.47%.  As a result of this financing, the  $10 Million LOC was converted to a term loan with a maturity date of August 26, 2011.  The loan bears interest payable monthly at a floating rate based on the one month LIBOR plus 100 basis points.  Since the credit facility expired on September 1, 2008, no new borrowings may be made under this loan facility.  As of June 30, 2011, there was a  $2.0 million outstanding balance on the Members United term loan.

Under the  $100 Million CUSO Line, the Company could request advances under a “demand loan” or “term loan”.  A demand loan is a loan with a maximum term of one year and a variable rate based upon the prime rate quoted by the Wall Street Journal, as adjusted by a spread as determined by Members United.  A term loan is a fixed or variable loan that has a set maturity date not to exceed twelve years.

The advances we received on the  $100 Million CUSO Line accrue interest at either the offered rate by Members United for a fixed term draw or the rate quoted by Bloomberg for the Federal Funds open rate plus 125 basis points for a variable rate draw.  Once the  $100 Million CUSO Line is fully drawn, the total outstanding balance will be termed out over a five year period with a 30 year amortization payment schedule.  The Company is obligated to make interest payments on the outstanding principal balance of all demand loans and term loan advances at the applicable demand loan rate or term loan rate on the third Friday of each month.

As of June 30, 2011 and December 31, 2010, the balance on the  $100 Million CUSO Line was  $87.3 million, and the weighted average interest rate on the Company’s borrowings under this facility was 3.94% and 4.32%, respectively.  Pursuant to the terms of the Company’s promissory note with Members United, once the loan is fully drawn, the total outstanding balance will be termed out over a five year period with a 30 year amortization payment schedule.  In addition, the term loan interest rate will be specified by Members United and will be repriced to a market fixed or variable rate to be determined at the time the loan is restructured.

In September 2008, Members United decided that it would not advance any additional funds on the  $100 Million CUSO Line and the Company entered into negotiations with Members United to convert the line of credit facility to a term loan arrangement with a mutually acceptable interest rate.  On March 31, 2011, the interest rates on three tranches of these term loans in the amounts of  $3.0 million,  $5.4 million, and  $67.0 million were adjusted to the six month LIBOR rate plus 350 basis points.  The interest rates on these tranches will be re-adjusted on September 30, 2011.  On May 20, 2011, the interest rate on the remaining  $11.9 million tranche was also adjusted to the six month LIBOR rate plus 350 basis points.  The interest rate on this tranche will be re-adjusted in November 2011.

Both credit facilities are recourse obligations secured by designated mortgage loans. The Company must maintain collateral in the form of eligible mortgage loans, as defined in Member United line of credit agreements, of at least 111% of the outstanding balance on the lines, after the initial pledge of  $5 million of mortgage loans. As of June 30, 2011 and December 31, 2010, approximately  $99.7 million and  $106.6 million of loans, respectively, were pledged as collateral for the  $100 Million CUSO Line and the  $10 Million Members United term loan. The Company has the right to substitute or replace one or more of the mortgage loans serving as collateral for these credit facilities.

On September 24, 2010, National Credit Union Association (“NCUA”) placed Members United into conservatorship and we have been subsequently advised by NCUA representatives that our Members United credit facility has been transferred to the Asset Management Assistance Center (“AMAC”) established by NCUA to administer the Members United conservatorship.  While the transfer of our Members United credit facility to AMAC will not affect the underlying terms, conditions, maturity date or other material terms of our Members United credit facility, the mortgage loan investments we own and are held by NCUA as collateral will be subject to additional regulatory scrutiny.

Both credit facilities contain a number of standard borrower covenants, including affirmative covenants to maintain the collateral free of liens and encumbrances, to timely pay the credit facilities and the Company’s other debt, and to provide Members United with current financial statements and reports.

WesCorp Facility

On November 30, 2009, the Company entered into a Loan and Security agreement with WesCorp.  WesCorp is a federally chartered credit union located in San Dimas, California.  The agreement provides for a secured  $28 million term loan, referred to as the “WesCorp Facility.”   $24.6 million of the proceeds were used to payoff the remaining principal and interest on our Bank of Montreal credit facility.  The remainder of the proceeds were advanced in cash and will be used to make monthly payments on the WesCorp Facility, as well as for other cash needs of the Company as they arise.

The WesCorp Facility carries a fixed interest rate of 3.95% per year.  Interest on the outstanding balance of the loan is payable on the last day of each month, along with a fixed principal payment of  $116.7 thousand.  The balance of the principal is due in full when the WesCorp Facility matures on March 30, 2012.  The Company has the option to prepay any or all of the principal balance at any point prior to the maturity date subject to a prepayment penalty.  The loan is secured by eligible loans totaling  $54.0 million at June 30, 2011.  As of June 30, 2011 there was  $24.0 million outstanding on the WesCorp Facility.

The agreement contains a number of standard borrower covenants, including affirmative covenants that require the Company to refrain from making certain guarantees or endorsements, refrain from making material changes to other credit facilities, and maintain a debt to tangible net worth ratio of less than 15 to one.  The agreement also contains negative covenants requiring the Company to obtain consent for certain transactions related to pledged loans.  The Company was in compliance with these covenants as of June 30, 2011.

On March 20, 2009, NCUA assumed control of WesCorp under a conservatorship proceeding initiated by NCUA under regulations adopted under the Federal Credit Union Act.  Effective as of October 1, 2010, WesCorp was placed into liquidation by the NCUA.  Pursuant to a letter dated October 25, 2010, the Company was advised that the WesCorp facility had been transferred to the AMAC.  The transfer of the WesCorp Facility will not affect or change any of the terms and conditions of the loan agreement the Company entered into with WesCorp.

Note 5.	Borrowings from Financial Institutions

Outstanding balances of borrowings from financial institutions are summarized by lender at December 31 as follows:

Lender	2010	2009

Members United	$95,325	$97,876
WesCorp	26,484	27,883
	$121,809	$125,759

Future maturities of borrowings from financial institutions are as follows at December 31:

2011	$9,400
2012	112,409
$121,809

Members United Facilities

On October 12, 2007, the Company entered into two note and security agreements with Members United. Members United is a federally chartered credit union located in Warrenville, Illinois, which provides financial services to member credit unions. One note and security agreement is for a secured  $10 million revolving line of credit, which is referred to as the “ $10 Million LOC,” and the other is for a secured  $50 million revolving line of credit.  The latter was amended on May 8, 2009 to allow the Company to borrow up to  $100 million through the revolving line of credit. The Company refers to this as the “ $100 Million CUSO Line.” Both credit facilities are secured by certain mortgage loans. The Company intends to use the  $10 Million LOC for short-term liquidity purposes and the  $100 Million CUSO Line for mortgage loan investments.  The Company may use proceeds from either loan to service other debt securities.

On August 27, 2008, the Company borrowed the entire  $10 million available on the  $10 Million LOC at a rate of 3.47%.  As a result of this financing, the  $10 Million LOC was converted to a term loan with a maturity date of August 26, 2011.  The loan bears interest payable monthly at a floating rate based on the one month LIBOR plus 100 basis points.  The interest rate on the Members United term loan will be reset monthly.  Since the credit facility expired on September 1, 2008, no new borrowings may be made under this loan facility.  As of December 31, 2010, there was a  $10.0 million outstanding balance on the Members United term loan.

Under the  $100 Million CUSO Line, the Company could request advances under a “demand loan” or “term loan”.  A demand loan is a loan with a maximum term of one year and a variable rate based upon the prime rate quoted by the Wall Street Journal, as adjusted by a spread as determined by Members United.  A term loan is a fixed or variable loan that has a set maturity date not to exceed twelve years.

During the period when draws may be made, each advance on the  $100 Million CUSO Line accrues interest at either the offered rate by Members United for a fixed term draw or the rate quoted by Bloomberg for the Federal Funds open rate plus 125 basis points for a variable rate draw.  Once the  $100 Million CUSO Line is fully drawn, the total outstanding balance will be termed out over a five year period with a 30 year amortization payment schedule.  The Company is obligated to make interest payments on the outstanding principal balance of all demand loans and term loan advances at the applicable demand loan rate or term loan rate on the third Friday of each month.

As of December 31, 2010 and 2009, the balance on the  $100 Million CUSO Line was  $87.3 million and  $87.9 million, respectively, and the weighted average interest rate on the Company’s borrowings under this facility was 4.32% and 4.29%, respectively.  Pursuant to the terms of the Company’s promissory note with Members United, once the loan is fully drawn, the total outstanding balance will be termed out over a five year period with a 30 year amortization payment schedule.  In addition, the term loan interest rate will be specified by Members United and will be repriced to a market fixed or variable rate to be determined at the time the loan is restructured.

In September 2008, Members United decided that it would not advance any additional funds on the  $100 Million CUSO Line and the Company entered into negotiations with Members United to convert the line of credit facility to a term loan arrangement with a mutually acceptable interest rate.  On March 31, 2011, the interest rates on three tranches of these term loans in the amounts of  $3.0 million,  $5.4 million, and  $67.0 million are scheduled to be adjusted.

Future interest rate re-set dates on all the tranches of the  $100 Million CUSO Line will occur during 2011.

Both credit facilities are recourse obligations secured by designated mortgage loans. The Company must maintain collateral in the form of eligible mortgage loans, as defined in Member United line of credit agreements, of at least 111% of the outstanding balance on the lines, after the initial pledge of  $5 million of mortgage loans. As of December 31, 2010 and December 31, 2009, approximately  $106.6 million and  $108.9 million of loans, respectively, were pledged as collateral for the  $100 Million CUSO Line and the  $10 Million Members United term loan. The Company has the right to substitute or replace one or more of the mortgage loans serving as collateral for these credit facilities.

Both credit facilities contain a number of standard borrower covenants, including affirmative covenants to maintain the collateral free of liens and encumbrances, to timely pay the credit facilities and the Company’s other debt, and to provide Members United with current financial statements and reports.

WesCorp Facility

On November 30, 2009, the Company entered into a Loan and Security agreement with WesCorp.  WesCorp is a federally chartered credit union located in San Dimas, California.  The agreement provides for a secured  $28 million term loan, referred to as the “WesCorp Facility.”   $24.6 million of the proceeds were used to pay the remaining principal and interest on the BMO Facility.  The remainder of the proceeds were advanced in cash and will be used to make monthly payments on the WesCorp Facility, as well as for other cash needs of the Company as they arise.

The WesCorp Facility carries a fixed interest rate of 3.95% per year.  Interest on the outstanding balance of the loan is payable on the last day of each month, along with a fixed principal payment of  $116.7 thousand.  The balance of the principal,  $24.7 million, is due in full when the Facility matures on March 30, 2012.  The Company has the option to prepay any or all of the principal balance at any point prior to the maturity date subject to a prepayment penalty.  The loan is secured by the remaining eligible loans pledged to BMO at the time of the payoff.  These loans totaled  $56.7 million at December 31, 2010.  As of December 31, 2010 there was  $26.5 million outstanding on the WesCorp Facility.

The agreement contains a number of standard borrower covenants, including affirmative covenants that require the Company to refrain from making certain guarantees or endorsements, refrain from making material changes to other credit facilities, and maintain a debt to tangible net worth ratio of less than 15 to one.  The agreement also obtains negative covenants requiring the Company to obtain consent for certain transactions related to pledged loans.  The Company was in compliance with these covenants as of December 31, 2010.

On March 20, 2009, NCUA assumed control of WesCorp under a conservatorship proceeding initiated by NCUA under regulations adopted under the Federal Credit Union Act.  Effective as of October 1, 2010, WesCorp was placed into liquidation by the NCUA.  Pursuant to a letter dated October 25, 2010, the Company advised that the WesCorp facility had been transferred to the AMAC, a facility established by NCUA.  The transfer of the WesCorp Facility will not affect or change any of the terms and conditions of the loan agreement the Company entered into with WesCorp.

Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
Commitments and Contingencies
Note 7.	Commitments and Contingencies

Credit-Related Financial Instruments

The Company is a party to credit-related financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include unadvanced lines of credit, and standby letters of credit. Such commitments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the balance sheet.

The Company’s exposure to credit loss is represented by the contractual amount of these commitments. The Company uses the same credit policies in making commitments as it does for on-balance-sheet instruments. At December 31, 2010 and December 31, 2009, the following financial instruments were outstanding whose contract amounts represent credit risk:

	Contract Amount (in thousands)
	December 31, 2010	December 31, 2009
Undisbursed loans	$143	$3,033
Standby letter of credit	$1,000	--

Undisbursed loans are commitments for possible future extensions of credit to existing customers. These loans are sometimes unsecured and may not necessarily be drawn upon to the total extent to which the Company is committed.  Commitments to extend credit are generally at variable rates.
Standby letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third party. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loans to customers.

Notes Payable	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
Notes Payable

6.  Notes Payable

We have the following unsecured notes payable at June 30, 2011 (dollars in thousands):

	Amount	Weighted Average Interest Rate

Class A Offering	$45,927	4.03%
Special Offering	9,321	4.39%
Special Subordinated Note	241	6.96%
International Offering	154	4.99%
National Alpha Offering (Note 6)	5,158	5.77%
Total	$60,801	4.24%

Future maturities during the twelve month periods ending June 30 are as follows (dollars in thousands):

2012	$ 24,299
2013	10,082
2014	6,571
2015	9,888
2016	6,129
Thereafter	3,832
$ 60,801

The National Alpha Offering notes referenced in the table above have been registered in public offerings pursuant to registration statements filed with the U.S. Securities and Exchange Commission (the “Alpha Class Notes”).  All Alpha Class Notes are our unsecured obligations and pay interest at stated spreads over a blended index rate (the “BIR”) which index rate is adjusted every month.  The BIR is the average of the National Index Rate and the Los Angeles Index Rate for financial institutions reported in the applicable edition of the Bank Rate Monitor (TM) in effect on the first day of each month. We reserve the right to change the rates of the Notes we offer more often than monthly.  Interest can be reinvested or paid at the investor’s option.

The Alpha Class Notes contain covenants pertaining to limitations on restricted payment, maintenance of tangible net worth, limitation on issuance of additional notes and incurrence of indebtedness.  The Alpha Class Notes require us to maintain a minimum tangible adjusted net worth, as defined in the Alpha Class Loan and Trust Agreement (the “Alpha Class Trust Indenture”), of not less than  $4.0 million.  We are not permitted to issue any Alpha Class Notes if, after giving effect to such issuance, the Alpha Class Notes then outstanding would have an aggregate unpaid balance exceeding  $100.0 million.  Our other indebtedness, defined in the Alpha Class Trust Indenture as indebtedness incurred outside of the issuance of Alpha Class Notes or Class A Notes, and subject to certain exceptions enumerated therein, may not exceed  $10.0 million outstanding at any time while any Alpha Class Note is outstanding.  We were in compliance with these covenants as of June 30, 2011 and December 31, 2010.  Effective April 18, 2008, we discontinued the sale of our Alpha Class Notes.  On October 7, 2008, U.S. Bank National Association succeeded King Trust Company, N.A., as trustee of the Alpha Class Notes under the terms of a trust indenture agreement.

Historically, most of our unsecured notes have been renewed by investors upon maturity.  Because we have discontinued our sale of Alpha Class Notes effective as of April 18, 2008, all holders of such notes that mature in the future may reinvest such sums by purchasing our Class A Notes that have been registered with the Securities and Exchange Commission (see Note 7 below).  For matured notes that are not renewed, we fund the redemption through proceeds we receive from the repayment of the mortgage loans that we hold.

Note 8.	Notes Payable

A summary of notes payable at December 31 is as follows:

			Weighted Average Interest Rate at December 31,
	2010	2009	2010	2009

National Alpha Offering (Note 9)	$5,617	$11,829	5.75%	5.45%
Class A Offering (Note 9)	44,663	46,012	4.03%	3.70%
Special offering notes	8,991	8,578	3.50%	4.66%
Special Subordinated notes	2,631	2,700	7.00%	7.00%
International notes	201	408	4.52%	4.41%

	$62,103	$69,527

The following are maturities of notes payable for each of the next five years:

Year Ending December 31,

2011	$27,143
2012	7,078
2013	7,451
2014	8,155
2015	8,064
Thereafter	4,212

$62,103

Notes are unsecured and are payable to investors who have purchased the securities, including individuals, churches, and Christian ministries, many of whom are members of ECCU. Notes pay interest at stated spreads over an index rate that is adjusted every month. Interest can be reinvested or paid at the investor's option. The Company may repurchase all or a portion of notes at any time at its sole discretion, and may allow investors to redeem their notes prior to maturity at its sole discretion.

The Alpha Class Notes contain covenants pertaining to limitations on restricted payment, maintenance of tangible net worth, limitation on issuance of additional notes and incurrence of indebtedness.  The Alpha Class Notes require the Company to maintain a minimum tangible adjusted net worth, as defined in the Loan and Standby Trust Agreement, of not less than  $4.0 million.  The Company is not permitted to issue any Alpha Class Notes if, after giving effect to such issuance, the Alpha Class Notes then outstanding would have an aggregate unpaid balance exceeding  $100.0 million.  The Company’s other indebtedness, as defined in the Loan and Standby Trust Agreement, and subject to certain exceptions enumerated therein, may not exceed  $10.0 million outstanding at any time while any Alpha Class Note is outstanding.  The Company is in compliance with these covenants as of December 31, 2010.  Effective April 18, 2008, the Company discontinued the sale of Alpha Class Notes.

The Class A Notes also contain restrictive covenants pertaining to paying dividends, making redemptions, acquiring, purchasing or making certain payments, requiring the maintenance of minimum tangible net worth, limitations on the issuance of additional notes and incurring of indebtedness.  The Class A Notes require the Company to maintain a minimum tangible adjusted net worth, as defined in the Class A Notes Trust Indenture Agreement, of not less than  $4.0 million.  The Company is not permitted to issue any Class A Notes if, after giving effect to such issuance, the Alpha Class Notes then outstanding would have an aggregate unpaid balance exceeding  $100.0 million.  The Company’s other indebtedness, as defined in the Class A Notes Trust Indenture Agreement, and subject to certain exceptions enumerated therein, may not exceed  $20.0 million outstanding at any time while any Alpha Class Note is outstanding.  The Company was in compliance with these covenants as of December 31, 2010.

Historically, most of the Company’s unsecured notes have been renewed by investors upon maturity.  Because the Company has discontinued its sale of Alpha Class Notes effective April 18, 2008, all holders of such notes that mature in the future may reinvest such sums by purchasing Class A Notes that have been registered with the Securities and Exchange Commission (see Note 9 below).  For matured notes that are not renewed, the Company funds the redemption in part through proceeds from the repayment of loans, and issuing new notes payable.

National Offering	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
National Offering

7.  National Offering

In July 2001, we registered with the U.S. Securities and Exchange Commission (the “SEC”)  $25.0 million of Alpha Class Notes issued pursuant to an Alpha Class Trust Indenture which authorized the issuance of up to  $50.0 million of such notes.  In April 2003, we registered with the SEC an additional  $25.0 million of Alpha Class Notes.  In April 2005, we registered with the SEC  $50.0 million of new Alpha Class Notes issued pursuant to the Alpha Class Trust  Indenture which authorized the issuance of up to  $200.0 million of such notes.  In May 2007, we registered with the SEC an additional  $75.0 million of the new Alpha Class Notes. At June 30, 2011 and December 31, 2010,  $5.2 million and  $5.6 million of these Alpha Class notes were outstanding, respectively.

In April 2008, we registered with the SEC  $80.0 million of new Class A Notes in three series, including a Fixed Series, Flex Series and Variable Series.  This is a "best efforts" offering and was offered through April 30, 2010.  On June 3, 2010, we registered an additional  $100.0 million of Class A Notes.  The offering includes three categories of notes, including a fixed interest note, a variable interest note, and a flex note, which allows borrowers to increase their interest rate once a year with certain limitations.  The interest rates we pay on the Fixed Series Notes and the Flex Series Notes are determined by reference to the Swap Index, an index that is based upon a weekly average Swap rate reported by the Federal Reserve Board, and is in effect on the date they are issued, or in the case of the Flex Series Notes, on the date the interest rate is reset. These notes bear interest at the Swap Index plus a rate spread of 1.7% to 2.5% and have maturities ranging from 12 to 84 months.  The interest rates we pay on the Variable Series Notes are determined by reference to the Variable Index in effect on the date the interest rate is set and bear interest at a rate of the Swap Index plus a rate spread of 1.50% to 1.80%.  Effective as of January 5, 2009, the Variable Index is defined under the Class A Notes as the three month LIBOR rate.  The notes were issued under a  Supplemental Agreement with Consent of Holders to Loan and Trust Agreement (the “US Bank Indenture”) between us and U.S. Bank National Association (“US Bank”).  The Class A Notes are part of up to  $200 million of Class A Notes we may issue pursuant to the US Bank Indenture.  The US Bank Indenture covering the Class A Notes contains covenants pertaining to a minimum fixed charge coverage ratio, maintenance of tangible net worth, limitation on issuance of additional notes and incurrence of indebtedness.  We were in compliance with these covenants at June 30, 2011.  At June 30, 2011,  $45.9 million of these Class A Notes were outstanding.

Note 9.	Public Offerings

In July 2001, the Company registered with the Securities and Exchange Commission (the SEC) the sale of  $25.0 million of Alpha Class Notes issued pursuant to a Loan and Standby Trust Agreement authorizing the issuance of up to  $50.0 million of such notes.  In April 2003, the Company registered with the SEC the sale of an additional  $25.0 million of Alpha Class Notes.  In April 2005, the Company registered with the SEC the sale of up to  $50.0 million of a new Alpha Class Notes issued pursuant to a Trust Indenture authorizing the issuance of up to  $200.0 million of such notes.  In May 2007, the Company registered with the SEC the sale of an additional  $75.0 million of the new Alpha Class Notes. With the registration of its Class A Notes, the Company has discontinued the sale of the Alpha Class Notes effective as of April 18, 2008.  At December 31, 2010 and December 31, 2009,  $5.6 million and  $11.8 million of Alpha Class Notes were outstanding, respectively.

In April 2008, the Company registered with the SEC  $80.0 million of new Class A Notes in three series, including a Fixed Series, Flex Series and Variable Series.  This is a "best efforts" offering and continued through April 30, 2010.  On June 3, 2010, the Company registered an additional  $100.0 million of Class A notes.  The offering includes three categories of notes, including a fixed interest note, a variable interest note, and a flex note, which allows borrowers to increase their interest rate once a year with certain limitations.  The interest rates the Company pays on the Fixed Series Notes and the Flex Series Notes are determined by reference to the Swap Index, an index that is based upon a weekly average Swap rate reported by the Federal Reserve Board, and is in effect on the date they are issued, or in the case of the Flex Series Notes, on the date the interest rate is reset. These notes bear interest at the Swap Index plus a rate spread of 1.7% to 2.5% and have maturities ranging from 12 to 84 months.  The interest rates the Company pays on the Variable Series Notes are determined by reference to the Variable Index in effect on the date the interest rate is set and bear interest at a rate of the Swap Index plus a rate spread of 1.50% to 1.80%.  Effective as of January 5, 2009, the Variable Index is defined under the Class A Notes as the three month LIBOR rate.  The Notes were issued under a Trust Indenture between the Company and U.S. Bank National Association (US Bank).  The Notes are part of up to  $200 million of Class A Notes the Company may issue pursuant to the US Bank Indenture.  The Trust Indenture covering the Class A Notes contains covenants pertaining to a minimum fixed charge coverage ratio, maintenance of tangible net worth, limitation on issuance of additional notes and incurrence of indebtedness.  At December 31, 2010 and 2009,  $44.7 million and  $46.0 million of these notes were outstanding, respectively.

Preferred and Common Units Under LLC Structure	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
Preferred and Common Units Under LLC Structure

8.  Preferred and Common Units Under LLC Structure

On December 31, 2008, both our Class I Preferred Stock and Class II Preferred Stock were converted into Series A Preferred Units pursuant to a Plan of Conversion adopted by our shareholders. The Series A Preferred Units are entitled to a cumulative preferred return, payable quarterly in arrears, equal to the liquidation preference times a dividend rate of 190 basis points over the 1-year LIBOR rate in effect on the last day of the calendar month in which the preferred return is paid (“Preferred Return”).  In addition, the Series A Preferred Units are entitled to an annual preferred distribution, payable in arrears, equal to 10% of our profits less the Preferred Return (“Preferred Distribution”).

F-19

The Series A Preferred Units have a liquidation preference of  $100 per unit; have no voting rights; and are subject to redemption in whole or in part at our election on December 31 of any year, for an amount equal to the liquidation preference of each unit, plus any accrued and unpaid Preferred Return and Preferred Distribution on such units. The Series A Preferred Units have priority as to earnings and distributions over our Class A Common Units.  We have a right of first refusal in the event that one of our Class A Common Unit or Series A Preferred Unit holders proposes to sell or transfer such units.  If we fail to pay a Preferred Return for four consecutive quarters, the holders of the Series A Preferred Units have the right to appoint two managers.

On June 3, 2011, we repurchased 500 units of preferred ownership from one of our members for  $45 thousand, which had no significant effect on members’ equity.

On December 31, 2008, upon conversion from a corporation to an limited liability company, our common stock was converted into Class A Common Units under the Plan of Conversion that was adopted by our shareholders.  In accordance with the terms of the Plan of Conversion and Operating Agreement approved by our shareholders and managers, all voting rights are held by the holders of our Class A Common Units.

Note 10.	Preferred and Common Units Under LLC Structure

On December 31, 2008, the Company’s Class I Preferred Stock and Class II Preferred Stock were converted into Series A Preferred Units. The Series A Preferred Units are entitled to a cumulative Preferred Return, payable quarterly in arrears, equal to the liquidation preference times a dividend rate of 190 basis points over the 1-year LIBOR rate in effect on the last day of the calendar month in which the Preferred Return is paid.  In addition, the Series A Preferred Units are entitled to an annual Preferred Distribution, payable in arrears, equal to 10% of the Company’s profits, after subtracting from profits the Preferred Return.

The Series A Preferred Units have a liquidation preference of  $100 per unit; have no voting rights; and are subject to redemption in whole or in part at the Company’s election on December 31 of any year, for an amount equal to the liquidation preference of each unit, plus any accrued and unpaid Preferred Return and Preferred Distribution on such units. The Preferred Units have priority as to earnings and distributions over the Common Units. The resale of the Company’s Preferred Units and Common Units are subject to the Company’s first right of refusal to purchase units proposed to be transferred.  Upon the Company’s failure to pay a Preferred Return for four consecutive quarters, the holders of the Series A Preferred Units have the right to appoint two managers.

On December 31, 2008, the Company’s Common Stock was converted into the Class A Common Units. The Class A Common Units have voting rights.

Interest Rate Swaps and Caps	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
Interest Rate Swaps and Caps

9.  Interest Rate Swaps and Caps

We have utilized stand-alone derivative financial instruments in the form of interest rate swap and interest rate cap agreements, which derive their value from underlying interest rates.  These transactions involve both credit and market risk.  The notional amounts are amounts on which calculations, payments, and the value of the derivative are based.  Notional amounts do not represent direct credit exposures.  Direct credit exposure is limited to the net difference between the calculated amounts to be received and paid, if any.  Such differences, which represent the fair value of the derivative instruments, are reflected on our consolidated balance sheets as other assets and other liabilities.

We are exposed to credit-related losses in the event of nonperformance by the counterparties to these agreements.  We control the credit risk of our financial contracts through credit approvals, limits and monitoring procedures, and do not expect any counterparties to fail their obligations.  We deal only with primary dealers.

Derivative instruments are generally either negotiated over-the-counter (“OTC”) contracts or standardized contracts executed on a recognized exchange.  Negotiated OTC derivative contracts are generally entered into between two counterparties that negotiate specific agreement terms, including the underlying instrument, amount, exercise prices and maturity.  Although we have used interest rate swap agreements from time to time in the past,  we currently have no interest rate swap contracts in place.  We do, however, currently have interest rate cap agreements in place.

Risk Management Policies – Hedging Instruments

The primary focus of the asset/liability management program is to monitor the sensitivity of the Company’s net portfolio value and net income under varying interest rate scenarios to take steps to control the Company’s risks.  The Company evaluates the effectiveness of entering into any derivative instrument agreement by measuring the cost of such an agreement in relation to the reduction in net portfolio value and net income volatility within an assumed range of interest rates.

Interest Rate Risk Management – Cash Flow Hedging Instruments

We use long-term variable rate debt as a source of funds for use in our lending and investment activities and other general business purposes.  These debt obligations expose us to variability in interest payments due to changes in interest rates.  If interest rates increase, interest expense increases.  Conversely, if interest rates decrease, interest expense decreases.  We believe it is prudent to limit the variability of a portion of our interest payment obligations and, therefore, generally hedge a portion of our variable-rate interest payments.  To meet this objective, in the past, we have entered into interest rate swap agreements whereby we receive variable interest rate payments and agree to make fixed interest rate payments during the contract period.

Another way to hedge our exposure to variable interest rates is through the purchase of interest rate caps.  An interest rate cap is an option contract that protects the holder from increases in short-term interest rates by making a payment to such holder when an underlying interest rate (the "index" or "reference" interest rate) exceeds a specified strike rate (the "cap rate"). Similar to an interest rate swap, the notional amount on which the payment is made is never exchanged. Interest rate caps are purchased for a premium and typically have expirations between 1 and 7 years. With the purchase of an interest rate cap, payments are made to the holder on a monthly, quarterly or semiannual basis, with the period generally set equal to the maturity of the index interest rate.  In essence, the financial exposure to the holder of an interest rate cap is limited to the initial purchase price.  The objective of this type of instrument is to mitigate the exposure to rising interest rates by “capping” the rate ( the strike price) for a specific period of time.

At June 30, 2011, we had no outstanding interest rate cap agreements.  These agreemens matured in June 2011, thus we had no unrealized loss or other comprehensive income (loss) related to interest rate cap agreements.  The other comprehensive loss as of December 31, 2010 was reclassified into interest expense during the six months ended June 30, 2011 as a yield adjustment in the same period in which the related interest on the long-term debt affects earnings.  A portion of the other comprehensive loss was reclassified against retained earnings.

We reclassified  $31.5 thousand into interest expense and  $48.7 thousand against retained earnings during the six months ended June 30, 2011.

Risk management results for the three and six month period ended June 30, 2011 related to the balance sheet hedging of our long-term debt indicate that the hedges were highly effective and that there was no component of the derivative instruments’ gain or loss which was excluded from the assessment of hedge effectiveness.

Note 6.	Interest Rate Swaps and Caps

The Company has stand-alone derivative financial instruments in the form of interest rate swap agreements and interest rate cap agreements, which derive their value from underlying interest rates.  These transactions involve both credit and market risk.  The notional amounts are amounts on which calculations, payments, and the value of the derivative are based.  Notional amounts do not represent direct credit exposures.  Direct credit exposure is limited to the net difference between the calculated amounts to be received and paid, if any.  Such differences, which represent the fair value of the derivative instruments, are reflected on the Company’s consolidated balance sheet as other assets and other liabilities.

The Company is exposed to credit-related losses in the event of nonperformance by the counterparties to these agreements.  The Company controls the credit risk of its financial contracts through credit approvals, limits and monitoring procedures, and does not expect any counterparties to fail their obligations.  The Company deals only with primary dealers.

Derivative instruments are generally either negotiated over-the-counter (OTC) contracts or standardized contracts executed on a recognized exchange.  Negotiated OTC derivative contracts are generally entered into between two counterparties that negotiate specific agreement terms, including the underlying instrument, amount, exercise prices and maturity.

Risk Management Policies – Hedging Instruments

The primary focus of the asset/liability management program is to monitor the sensitivity of the Company’s net portfolio value and net income under varying interest rate scenarios to take steps to control the Company’s risks.  The Company evaluates the effectiveness of entering into any derivative instrument agreement by measuring the cost of such an agreement in relation to the reduction in net portfolio value and net income volatility within an assumed range of interest rates.

Interest Rate Risk Management – Cash Flow Hedging Instruments

The Company has used long-term variable rate debt and variable rate preferred units as sources of funds for use in its lending and investment activities and other general business purposes.  These debt obligations expose the Company to variability in interest payments due to changes in interest rates.  If interest rates increase, interest expense increases.  Conversely, if interest rates decrease, interest expense decreases.  Management believes it is prudent to limit the variability of a portion of the Company’s interest payments and, therefore, generally hedges a portion of the Company’s variable rate interest payments.  To meet this objective, the Company has entered into interest rate swap agreements whereby it receives variable interest rate payments and makes fixed interest rate payments during the contract period.  However, the interest rate swaps the Company entered in 2007 expired in 2009.

At December 31, 2009 and 2010, there were no outstanding interest rate swap contracts.  Changes in the fair value of interest rate swaps designed as hedging instruments of the variability of cash flows associated with long-term debt are reported in other comprehensive income (loss).  These amounts subsequently are reclassified into interest expense as a yield adjustment in the same period in which the related interest on the long-term debt affects earnings. The net amount of other comprehensive income reclassified into interest expense related to interest rate swaps during the year ended December 31, 2009 was  $566 thousand.

Another way to hedge exposure to variable interest rates is through the purchase of interest rate caps.  An interest rate cap is an option contract that protects the holder from increases in short-term interest rates by making a payment to such holder when an underlying interest rate (the "index" or "reference" interest rate) exceeds a specified strike rate (the "cap rate"). Similar to an interest rate swap, the notional amount on which the payment is made is never exchanged. Interest rate caps are purchased for a premium and typically have expirations between 1 and 7 years. With the purchase of an interest rate cap, payments are made to the holder on a monthly, quarterly or semiannual basis, with the period generally set equal to the maturity of the index interest rate.  In essence, the financial exposure to the holder of an interest rate cap is limited to the initial purchase price.  The objective of this type of instrument is to mitigate the exposure to rising interest rates by “capping” the rate ( the strike price) for a specific period of time.

Comprehensive Income	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
Comprehensive Income

10.  Comprehensive Income

Comprehensive income (loss) consists of net income (loss) and other comprehensive income or loss.  The components of other comprehensive income (loss) are shown below for the six months ended June 30 and the year ended December 31.  No tax effect is recognized since the Company is not a tax-paying entity.

	2011	2010
	( $ in thousands)
Change in fair value of derivatives used for cash flow hedges
Interest rate caps	$--	$(73)
Reclassification of comprehensive income related to interest rate caps	(80)	65

Net amount	$(80)	$(8)

Note 11.	Comprehensive Income (Loss)

Comprehensive income (loss) consists of net income (loss) and other comprehensive income or loss.  The components of other comprehensive income (loss) are shown below for the years ended December 31.  No tax effect is recognized since the Company is not a tax-paying entity.

	2010	2009

Change in fair value of derivatives used for cash flow hedges
Interest rate swaps	$--	$518
Interest rate caps	(73)	(74)
Reclassification of comprehensive income related to interest rate caps	65	2

	$(8)	$446

Retirement Plans	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
Retirement Plans

11.  Retirement Plans

401(k)

Employees who are at least 21 years of age are eligible to participate in the Insperity 401(k) plan upon the hire date. No minimum service is required and the minimum age is 21. Each employee may elect voluntary contributions not to exceed 60% of salary, subject to certain limits based on Federal tax law. The plan has a matching program, the amount and percentage of which is annually determined by the managers. Matching contributions for the six months ended June 30, 2011 and June 30, 2010 were $20.3 thousand and $16.6 thousand, respectively.

Profit Sharing

The profit sharing plan is for all employees who, at the end of the calendar year, are at least 21 years old, still employed, and have at least 900 hours of service during the plan year. The amount annually contributed on behalf of each qualified employee is determined by the managers, and is calculated as a percentage of the eligible employee's annual earnings. Plan forfeitures are used to reduce our annual contribution. We did not make any contributions for the plan year ended December 31, 2010. No profit sharing contribution has been made or approved for the six months ended June 30, 2011.

Note 12.	Retirement Plans

401(k)

Employees who are at least 21 years of age are eligible to participate in the Administaff 401(k) plan upon the hire date. No minimum service is required and the minimum age is 21. Each employee may elect voluntary contributions not to exceed 60% of salary, subject to certain limits based on Federal tax law. The plan has a matching program, the percent of which is annually determined by the managers. Matching contributions for the plan years ended December 31, 2010 and 2009 were  $35.8 and  $35.7 thousand, respectively.

Profit Sharing

The profit sharing plan is for all employees who, at the end of the calendar year, are at least 21 years old, still employed, and have at least 900 hours of service during the plan year. The amount annually contributed on behalf of each qualified employee is determined by the managers, and is calculated as a percentage of the eligible employee's annual earnings. Contributions for the plan year ended December 31, 2009 were  $10.3 thousand.  There was no contribution for the plan year ended December 31, 2010.

Loan Commitments	6 Months Ended
Jun. 30, 2011
Notes to Financial Statements
Loan Commitments

12.  Loan Commitments

Unfunded Commitments

Unfunded commitments are commitments for possible future extensions of credit to existing customers of ECCU. Unfunded commitments totaled  $911.6 thousand at June 30, 2011 and  $142.8 thousand at December 31, 2010.

Fair Value Measurements	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
Fair Value Measurements

13.  Fair Value Measurements

Fair Value of Financial Instruments

The carrying amounts and estimated fair values of our financial instruments at June 30, 2011 and December 31, 2010, are as follows:

	June 30, 2011		December 31, 2010
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value

Financial assets:
Cash	6,658	6,658	$7,078	$7,078
Loans receivable	175,468	177,894	187,005	189,072
Accrued interest receivable	758	758	742	742
Financial liabilities:
Notes payable	60,801	62,424	62,103	63,580
Bank borrowings	113,315	113,163	121,809	121,054
Accrued interest payable	297	297	355	355
Dividends payable	77	77	80	80

Management uses judgment in estimating the fair value of the Company’s financial instruments; however, there are inherent weaknesses in any estimation technique. Therefore, for substantially all financial instruments, the fair value estimates presented herein are not necessarily indicative of the amounts the Company could have realized in a sales transaction at June 30, 2011 and December 31, 2010.

The following methods and assumptions were used to estimate the fair value of financial instruments:

Cash – The carrying amounts reported in the balance sheets approximate fair value for cash.

Loans – Fair value is estimated by discounting the future cash flows using the current average rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Notes Payable – The fair value of fixed maturity notes is estimated by discounting the future cash flows using the rates currently offered for notes payable of similar remaining maturities.  The discount rate is estimated by Company management by using market rates which reflect the interest rate risk inherent in the notes.

Borrowings from Financial Institutions – The fair value of borrowings from financial institutions are estimated using discounted cash flow analyses based on current incremental borrowing rates for similar types of borrowing arrangements. The discount rate is estimated Company management by using market rates which reflect the interest rate risk inherent in the notes.

Derivative Financial Instruments – The fair values for interest rate swap agreements and interest rate caps are based upon the amounts required to settle the contracts.

Off-Balance Sheet Instruments – The fair value of loan commitments is based on fees currently charged to enter into similar agreements, taking into account the remaining term of the agreements and the counterparties' credit standing. The fair value of loan commitments is insignificant at June 30, 2011 and December 31, 2010.

Fair Value Measurements Using Fair Value Hierarchy

Fair value is generally defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly  transaction between market participants at the measurement date.  Where available, fair value is based on observable market prices or parameters or derived from such prices or paramters.  Where observable prices or inputs are not available, valuation techniques that utilize management’s estimates and judgments are applied.

Measurements of fair value are classified within a hierarchy based upon inputs that give the highest priority to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The fair value hierarchy is as follows:

·	Level 1 inputs are quoted prices (unadjusted) for identical assets or liabilities in active markets.

·	Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical assets and liabilities in inactive markets, inputs that are observable for the asset or liability (such as interest rates, prepayment speeds, credit risks, etc.), or inputs that are derived principally from or corroborated by observable market data by correlation or by other means.

·	Level 3 inputs are unobservable and reflect an entity’s own assumptions about the assumptions that market participants would use in pricing the assets or liabilities.

Fair Value Measured on a Recurring Basis

Fair value of interest rate caps and interest rate swaps are estimated by the counterparties using market expectations of future interest rates, which constitute Level 2 inputs.

Fair Value Measured on a Nonrecurring Basis

Certain assets are measured at fair value on a nonrecurring basis; that is, the assets are not measured at fair value on an ongoing basis but are subject to fair value adjustments in certain circumstances (for example, when there is evidence of impairment). The following table presents such assets carried on the balance sheet by caption and by level within the valuation hierarchy:

	Fair Value Measurements Using:
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Assets at June 30, 2011:
Impaired loans (net of allowance and discount)	$-	$11,462	$9,926	$21,388
Foreclosed assets	-	1,374	-	1,374
	$-	$12,836	$9,926	$22,762

Assets at December 31, 2010:
Impaired loans (net of allowance and discount)	$-	$10,569	$12,577	$23,146
Foreclosed assets	-	-	-	-
	$-	$10,569	$12,577	$23,146

Collateral-dependent impaired loans and real estate owned property are carried at the fair value of the collateral less estimated costs to sell, incorporating assumptions that experienced parties might use in estimating the value of such collateral. The fair value of collateral is determined based on appraisals. In some cases, adjustments were made to the appraised values for various factors including age of the appraisal, age of comparables included in the appraisal, and known changes in the market and in the collateral. When significant adjustments were based on unobservable inputs, the resulting fair value measurement has been categorized as a Level 3 measurement. Otherwise, collateral-dependent impaired loans are categorized under Level 2.

Impaired loans that are not collateral dependent are carried at the present value of expected future cash flows discounted at the loan’s effective interest rate. Troubled debt restructurings are also carried at the present value of expected future cash flows. However, expected cash flows for troubled debt restructurings are discounted using the loan’s original effective interest rate rather than the modified interest rate. Since fair value of these loans is based on management’s own projection of future cash flows, the fair value measurements are categorized as Level 3 measurements.

The following is a reconciliation of the assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Impaired loans
(net of allowance and discount)

Balance, December 31, 2010	$12,577
Re-classifications of loans
from Level 3 into Level 2	(2,615)
Allowance and discount, net of
discount amortization	(7)
Additions	--
Deletions	(74)
Loan advances	45
Balance, June 30, 2011	$9,926

Foreclosed Assets

Assets acquired through foreclosure or other proceedings are initially recorded at fair value at the date of foreclosure less estimated costs of disposal, which establishes a new cost.  After foreclosure, valuations are periodically performed, and foreclosed assets held for sale are carried at the lower or cost of fair value, less estimated costs of disposal.  All foreclosed assets are real estate owned assets.  The fair values of real estate owned assets are initially determined based on appraisals.  In some cases, adjustments are made to the appraised values for various factors including age of the appraisal, age of the comparables included in the appraisal, and known changes in the market or in the collateral.  Subsequent valuations of the real estate owned assets are based on management estimates or updated appraisals.  Foreclosed assets are categorized under Level 3 when significant adjustments are made by management to appraised values based on unobservable inputs.  Otherwise, foreclosed assets are categorized under Level 2 if their values are based solely on appraisals.

Note 13.	Fair Value

Fair Value of Financial Instruments

The carrying amounts and estimated fair values of financial instruments at December 31 are as follows:

	2010		2009
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial Assets:
Cash	$7,078	$7,078	$9,980	$9,980
Loans	187,005	189,072	196,858	194,713
Accrued interest receivable	742	742	956	956
Interest rate caps	--	--	73	73

Financial Liabilities:
Notes payable	62,103	63,580	69,527	69,117
Borrowings from financial
institutions	121,809	121,054	125,759	123,997
Accrued interest payable	355	355	142	142
Dividends payable	80	80	85	85

Management uses judgment in estimating the fair value of the Company’s financial instruments; however, there are inherent weaknesses in any estimation technique. Therefore, for substantially all financial instruments, the fair value estimates presented herein are not necessarily indicative of the amounts the Company could have realized in a sales transaction at December 31, 2010 and 2009.

The following methods and assumptions were used to estimate the fair value of financial instruments:

Cash – The carrying amounts reported in the consolidated balance sheets approximate fair value for cash.

Loans – Fair value is estimated by discounting the future cash flows using the current average rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Notes Payable – The fair value of fixed maturity notes is estimated by discounting the future cash flows using the rates currently offered for notes payable of similar remaining maturities.

Borrowings from Financial Institutions – The fair values of borrowings from financial institutions are estimated using discounted cash flow analyses based on current incremental borrowing rates for similar types of borrowing arrangements.

Derivative Financial Instruments – The fair values for interest rate swap agreements and interest rate caps are based upon the amounts required to settle the contracts.

Off-Balance Sheet Instruments – The fair value of loan commitments is based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties' credit standing. The fair value of loan commitments is insignificant at December 31, 2010 and 2009.

Fair Value Measurements Using Fair Value Hierarchy

The following section describes the valuation methodologies used for assets measured at fair value as well as the general classification of such instruments pursuant to the valuation hierarchy.
Fair value hierarchy for valuation gives the highest priority to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The fair value hierarchy is as follows:

•	Level 1 inputs are quoted prices (unadjusted) for identical assets or liabilities in active markets.

•
Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical assets and liabilities in inactive markets, inputs that are observable for the asset or liability (such as interest rates, prepayment speeds, credit risks, etc.), or inputs that are derived principally from or corroborated by observable market data by correlation or by other means.

•	Level 3 inputs are unobservable and reflect an entity’s own assumptions about the assumptions that market participants would use in pricing the assets or liabilities.

The following section describes the valuation methodologies used for assets measured at fair value, as well as the general classification of such instruments pursuant to the valuation hierarchy.
Fair Value Measured on a Recurring Basis

The table below presents the balance of assets and liabilities measured at fair value on a recurring basis and the level of inputs used to measure fair value:

Fair Value Measurements Using
	Quoted Prices	Significant
	In Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
At December 31, 2010
Interest rate caps
(asset)	$--	$--	$--	$--

At December 31, 2009
Interest rate caps
(asset)	$--	$73	$--	$73

Fair value of interest rate caps and interest rate swaps are estimated by the counterparties using market expectations of future interest rates, which constitute Level 2 inputs.

Fair Value Measured on a Nonrecurring Basis

Certain assets are measured at fair value on a nonrecurring basis; that is, the assets are not measured at fair value on an ongoing basis but are subject to fair value adjustments in certain circumstances (for example, when there is evidence of impairment). The following table presents such assets carried on the balance sheet by caption and by level within the valuation hierarchy:

Fair Value Measurements Using
	Quoted Prices	Significant
	In Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
At December 31, 2010
Impaired loans (net	$--	$10,569	$12,577	$23,146
of allowance and
discount)

At December 31, 2009
Impaired loans (net	$--	$7,490	$21,598	$29,088
of allowance and
discount)

The following is a reconciliation of the assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Impaired loans
(net of allowance and discount)

Balance, December 31, 2009	$21,598
Re-classifications of loans
from Level 3 into Level 2	(4,575)
Allowance and discount, net of
discount amortization	(692)
Additions	1,486
Deletions	(5,427)
Loan advances	187
Balance, December 31, 2010	$12,577

Impaired Loans

Collateral-dependent impaired loans are carried at the fair value of the collateral less estimated costs to sell. The fair value of collateral is determined based on appraisals. In some cases, adjustments were made to the appraised values for various factors including age of the appraisal, age of comparables included in the appraisal, and known changes in the market and in the collateral. When significant adjustments were based on unobservable inputs, the resulting fair value measurement has been categorized as a Level 3 measurement. Otherwise, collateral-dependent impaired loans are categorized under Level 2.

Impaired loans that are not collateral dependent are carried at the present value of expected future cash flows discounted at the loan’s effective interest rate. Troubled debt restructurings are also carried at the present value of expected future cash flows. However, expected cash flows for troubled debt restructurings are discounted using the loan’s original effective interest rate rather than the modified interest rate. Since fair value of these loans is based on management’s own projection of future cash flows, the fair value measurements are categorized as Level 3 measurements.

Condensed Financial Statements of Parent Company	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
Condensed Financial Statements of Parent Company
Note 14.	Condensed Financial Statements of Parent Company

Financial information pertaining only to the parent company, Ministry Partners Investment Company, LLC, is as follows:

Balance Sheets	December 31,
	2010	2009
Assets
Cash	$6,774	$9,980
Loans, net of allowance for loan losses	187,005	196,858
Accrued interest receivable	742	956
Property and equipment, net	400	247
Investment in subsidiaries	177	--
Debt issuance costs	279	419
Other assets	241	294

Total assets	$195,618	$208,754

	December 31,
	2010	2009
Liabilities and equity
Borrowings from financial institutions	$121,809	$125,759
Notes payable	62,103	69,527
Accrued interest payable	355	142
Other liabilities	489	472

Total liabilities	184,756	195,900

Equity	10,862	12,854

Total liabilities and equity	$195,618	$208,754

Statements of Income	Years Ended December 31,
	2010	2009
Income:
Interest income	$12,036	$9,009
Other income	8	11

Total income	12,044	9,020

Interest expense:
Interest on lines of credit	5,370	4,496
Interest on notes payable	2,836	3,308

Total interest expense	8,206	7,804

Provision for loan losses	2,377	1,268

Other operating expenses	2,988	2,327
Loss before provision for income taxes	(1,527)	(2,379)

Provision for income taxes and state fees	15	--

	(1,542)	(2,379)

Equity in undistributed net income (loss) of subsidiaries	(74)	2,433

Net income (loss)	$(1,616)	$54

Statements of Cash Flows	Years Ended December 31,
	2010	2009
Cash Flows from Operating Activities
Net income (loss)	$(1,616)	$54
Adjustments to reconcile net income (loss)
to net cash provided by (used in) operating activities:
Equity in undistributed net income (loss) of subsidiaries	74	(2,433)
Depreciation	75	48
Provision for loan losses	2,377	1,268
Amortization of deferred loan (fees) costs	(110)	(86)
Amortization of debt issuance costs	197	253
Accretion of allowance for loan losses on
restructured loans	(64)	(110)
Net change in:
Accretion of loan discount	(27)	(98)
Accrued interest receivable	214	(292)
Other assets	(53)	202
Other liabilities and accrued interest payable	46	71

Net cash provided by operating activities	1,113	(1,123)

Cash Flows from Investing Activities
Loan purchases from ECCU	(925)	(10,435)
Loan purchases from MPF	--	(72,308)
Loan originations	(7,364)	(292)
Loan sales	375	33,697
Loan principal collections, net	15,591	29,708
Purchase of property and equipment	(228)	(33)

Net cash provided by investing activities	7,449	(19,663)

Cash Flows from Financing Activities
Net change in borrowings from financial institutions	(3,950)	25,884
Net change in notes payable	(7,424)	(6,247)
Debt issuance costs	(57)	(140)
Dividends paid on preferred stock	(337)	(412)
Purchase of interest rate caps	--	(148)

Net cash provided by (used in) financing activities	(11,768)	18,937

Net decrease in cash	(3,206)	(1,849)

Cash at beginning of year	9,980	11,829

Cash at end of year	$6,774	$9,980

Supplemental Disclosures of Cash Flow Information
Interest paid	$7,993	$10,051
Income taxes paid	3	--
Change in value of interest rate swap	--	(518)
Change in value of market cap	73	72